UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

SCHEDULE 14A

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TIMBERLINE RESOURCES CORPORATION

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TIMBERLINE RESOURCES CORPORATION 101 East Lakeside Avenue Coeur d’Alene, Idaho 83814
Notice of Annual Meeting of Stockholders April 14, 2021

To all Stockholders of Timberline Resources Corporation:

You are invited to attend the Annual Meeting (the “Meeting”) of Stockholders (“Stockholders”) of Timberline Resources Corporation (the “Company” or “Timberline”).  The Meeting will be held at 10:00 a.m. local time on April 14, 2021 at Timberline’s corporate office, 101 East Lakeside Avenue, Coeur d’Alene, Idaho, 83814.  The purposes of the Meeting are:

1.To elect the nominees to Timberline’s board of directors (the “Board”) to serve until Timberline’s 2022 annual meeting of Stockholders or until successors are duly elected and qualified;

2.To ratify the appointment of Timberline’s independent registered public accounting firm for the fiscal year ended September 30, 2021;

3.To conduct an advisory vote on executive compensation;

4.To amend and restate Timberline’s 2018 Stock and Incentive Plan (the “Plan”) to increase the number of shares of common stock available under for issuance pursuant to awards under the Plan to 15,000,000 shares of common stock and increase the number of shares available for issuance pursuant to incentive stock options under the Plan to 10,000,000 (“Option Plan Increase”);

5.To amend Timberline’s Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.001, from 200,000,000 to 500,000,000 shares (“Authorized Share Increase”); and

6.Any other business that may properly come before the Meeting.

The Board has fixed February 25, 2021 as the record date for the Meeting.  Only Stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Meeting.  A list of Stockholders as of February 25, 2021, will be available at the Meeting for inspection by any Stockholder.  Stockholders will need to register at the Meeting to attend the Meeting.  If your shares of Timberline common stock (“Timberline Shares”) are not registered in your name, you will need to bring proof of your ownership of those Timberline Shares to the meeting in order to register to attend and vote.  You should ask the broker, bank or other institution that holds your Timberline Shares to provide you with proper proxy documentation that shows your ownership of Timberline Shares as of February 25, 2021 and your right to vote such Timberline Shares at the Meeting.  Please bring that documentation to the Meeting.

IMPORTANT

Whether or not you expect to attend the Meeting, please sign and return the enclosed proxy promptly.  If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your Timberline Shares in person.

By Order of the Board of Directors

/s/ Patrick Highsmith

Patrick Highsmith, Chief Executive Officer

Dated: March 4, 2021

TIMBERLINE RESOURCES CORPORATION 101 East Lakeside Avenue Coeur d’Alene, Idaho 83814
Proxy Statement for Annual Meeting of Stockholders To Be Held April 14, 2021, 10:00 A.M. Local Time Timberline Resources Corporate Office 101 East Lakeside Avenue, Coeur d’Alene, Idaho 83814

Unless the context requires otherwise, references in this Proxy Statement to “Timberline Resources,” “Timberline,” “we,” “us,” “Company” or “our” refers to Timberline Resources Corporation.

The Annual Meeting (the “Meeting”) of Stockholders of Timberline Resources (the “Stockholders” or “stockholders”) will be held on April 14, 2021, at Timberline’s corporate office, 101 East Lakeside Avenue, Coeur d’Alene, Idaho, 83814, at 10:00 a.m. local time.  The purposes of the Meeting are:

1.To elect the nominees to Timberline’s board of directors (the “Board”) to serve until Timberline’s 2022 annual meeting of Stockholders or until successors are duly elected and qualified;

2.To ratify the appointment of Timberline’s independent registered public accounting firm for the fiscal year ended September 30, 2021;

3.To conduct an advisory vote on executive compensation;

4.To amend and restate Timberline’s 2018 Stock and Incentive Plan (the “Plan”) to increase the number of shares of common stock available under for issuance pursuant to awards under the Plan to 15,000,000 shares of common stock and increase the number of shares available for issuance pursuant to incentive stock options under the Plan to 10,000,000 (“Option Plan Increase”);

5.To amend Timberline’s Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.001, from 200,000,000 to 500,000,000 shares (“Authorized Share Increase”); and

6.Any other business that may properly come before the Meeting.

We are providing the enclosed proxy materials and form of proxy in connection with the solicitation by the Board of Directors of proxies for the Meeting.  Timberline anticipates that this Proxy Statement and the form of proxy, attached to this Proxy Statement as Appendix A, will first be made available to holders of shares of common stock of Timberline, par value $0.001 (“Timberline Shares”), on or before February 25, 2021.

You are invited to attend the Meeting at the above stated time and location.  If you plan to attend and your Timberline Shares are held in “street name” – in an account with a bank, broker, or other nominee – you must obtain a proxy issued in your name from such broker, bank or other nominee.

You can vote your Timberline Shares by completing a proxy card online, completing and returning a proxy card provided to you by mail or e-mail or, if you hold shares in “street name,” by completing the voting form provided by the broker, bank or other nominee.

The Timberline Shares are the only type of security entitled to vote at the Meeting.  Our corporate bylaws define a quorum as the presence in person or by proxy of one-third of the capital stock issued and outstanding entitled to vote at the Meeting.  The approval of a majority of the votes actually cast at the Meeting for the matter, whether in person or by proxy, is required to ratify the appointment of Timberline’s independent registered public accounting firm and approve the Option Plan Increase.  The approval of a majority of the issued and outstanding Timberline Shares is required to approve the Authorized Share Increase.  The approval, on an advisory, non-binding basis, of the Stockholders resolution regarding the compensation of Timberline’s named executive officers as described in this Proxy Statement will be approved if passed by an affirmative vote of a simple majority of the votes cast, either in person or by proxy, at the Meeting.  With respect to the election of directors, a plurality of the votes cast is required to elect a nominee. Cumulative voting for directors is not permitted.

Proxy Solicitation

The proxy solicitation is being made primarily over the internet and by mail, although proxies may be solicited by personal interview, telephone, internet, letter, e-mail or otherwise. Certain of our directors, officers and other employees, without additional compensation, may participate in the solicitation of proxies. We will pay the cost of this solicitation, including the reasonable charges and expenses of brokerage firms and others who forward solicitation materials to beneficial owners of Timberline Shares.

COVID-19 Measures

Timberline is carefully monitoring the public health impact of the coronavirus (COVID-19) on a daily basis, and may decide to forego the physical Meeting in favor of a virtual-only Meeting or some other alternative depending on the situation. While we understand this could disrupt the travel plans of those who plan to attend, our first priority is the health and safety of our communities, shareholders, employees and other stakeholders. In the event we decide to hold a virtual Meeting or some other alternative, shareholders will be notified and provided with additional details as soon as possible pursuant to a press release, a notice on our Website and/or additional proxy materials we file with the Securities and Exchange Commission and distribute to you.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held at 101 East Lakeside Avenue, Coeur d’Alene, Idaho, 83814 on April 14, 2021

Under rules adopted by the United States Securities and Exchange Commission (the “SEC”), we are now furnishing proxy materials on the Internet pursuant to so-called “notice and access rules.” Instructions on how to access and review the proxy materials, which include this Proxy Statement, our Annual Report to Stockholders (Form 10-K for fiscal year ended September 30, 2020) and the accompanying form of proxy, on the Internet can be found on the notice of access card sent to shareholders by Timberline or in the voting instructions form you receive from your intermediary. These materials can also be accessed on the Internet at www.timberlineresources.co/annual-meetings/. Directions for attending the Annual Meeting can also be found at this website.

Timberline will provide to any Stockholders, upon request, one copy of any of the following documents:

(a)Timberline’s Annual Report to Stockholders, which consists of its latest Annual Report on Form 10-K;

(b)this Proxy Statement; and

(c)the Form of Proxy.

Copies of the foregoing documents are also available on the Corporation’s website at www.timberlineresources.co/annual-meetings/ and copies of the above documents will be provided by the Corporate Secretary, upon request, by mail at 101 East Lakeside Avenue, Coeur d’Alene, Idaho, 83814; by phone at (208) 664-4859; or by email at proxy@timberline-resources.com, free of charge to Stockholders of the Corporation.  Timberline may require the payment of a reasonable charge from any person or corporation who is not a Stockholder of Timberline and who requests a copy of any such document.

TABLE OF CONTENTS

INFORMATION CONTAINED IN THIS PROXY STATEMENT1

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING1

PROPOSAL 1 — ELECTION OF DIRECTORS6

INFORMATION ON THE BOARD OF DIRECTORS, NOMINEES EXECUTIVE OFFICERS, AND KEY EMPLOYEES7

CORPORATE GOVERNANCE11

EXECUTIVE COMPENSATION16

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS19

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE22

STOCK INCENTIVE PLANS23

PROPOSAL 2 — RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM24

PROPOSAL 3 — ADVISORY VOTE REGARDING EXECUTIVE COMPENSATION26

PROPOSAL 4 — OPTION PLAN INCREASE27

PROPOSAL 5 — AUTHORIZED SHARE INCREASE33

OTHER MATTERS36

APPENDICES36

INFORMATION CONTAINED IN THIS PROXY STATEMENT

The information contained in this Proxy Statement, unless otherwise indicated, is given as of February [●], 2021.

No person has been authorized to give any information or to make any representation in connection with the matters being considered herein on behalf of Timberline other than those contained in this Proxy Statement and, if given or made, such information or representation should not be considered or relied upon as having been authorized.  Information contained in this Proxy Statement should not be construed as legal, tax or financial advice and Stockholders are urged to consult their own professional advisors in connection with the matters considered in this Proxy Statement.

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you were a Stockholder of record at the close of business on February 25, 2021 and are entitled to vote at the Meeting.  This Proxy Statement describes issues on which Timberline would like you, as a Stockholder, to vote.  It provides information on these issues so that you can make an informed decision.  You do not need to attend the Meeting to vote your Timberline Shares.

When you sign the proxy card you appoint Patrick Highsmith, President and Chief Executive Officer to Timberline, and Ted Sharp, Chief Financial Officer of Timberline, as your representatives at the Meeting.  As your representatives, they will vote your Timberline Shares at the Meeting (or any adjournments or postponements) as you have instructed on your proxy card.  With proxy voting, your Timberline Shares will be voted whether or not you attend the Meeting.  Even if you plan to attend the Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Meeting, just in case your plans change.

If an issue properly comes up for vote at the Meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representative will vote your Timberline Shares, under your proxy, at their discretion, subject to any limitations imposed by law.

When is the record date?

The Board has fixed February 25, 2021 as the record date for the Meeting.  Only holders of Timberline Shares as of the close of business on that date will be entitled to vote at the Meeting.

How many Timberline Shares are outstanding on the record date?

As of February 25, 2021, Timberline had [113,800,224] Timberline Shares issued and outstanding.

How many votes do you need to hold the Meeting?

To conduct the Meeting, Timberline must have a quorum, which means one-third of the outstanding voting shares of Timberline as of the record date must be present at the Meeting.  Timberline Shares are the only type of security entitled to vote at the Meeting.  Based on [113,800,224] voting shares outstanding as of the record date of February 25, 2021, [37,933,408] Timberline Shares must be present at the Meeting, in person or by proxy, for there to be a quorum.  Your Timberline Shares will be counted as present at the Meeting if you:

–Submit a properly executed proxy card (even if you do not provide voting instructions); or

–Attend the Meeting and vote in person.

What am I voting on?

You are being asked to vote on the following:

1.To elect the nominees to the Board to serve until Timberline’s 2022 annual meeting of Stockholders or until successors are duly elected and qualified;

2.To ratify the appointment of Timberline’s independent registered public accounting firm for the fiscal year ended September 30, 2021;

3.To conduct an advisory vote on executive compensation;

4.To approve the Option Plan Increase;

5.To approve the Authorized Share Increase; and

6.Any other business that may properly come before the Meeting.

How many votes do I get?

Each Timberline Share is entitled to one vote.  Dissenters’ rights are not applicable to any of the matters being voted upon. Cumulative voting is not permitted in relation to the election of nominees to the Board.

The Board recommends a vote FOR each of the nominees to the Board, FOR the ratification of the appointment of our independent registered public accounting firm, FOR the approval on a non-binding, advisory basis of the executive compensation described in this Proxy Statement, FOR the Option Plan Increase, and FOR the Authorized Share Increase.

How do I vote?

You have several voting options. You may vote by:

–Completing your proxy card over the internet at the following website: www.proxyvote.com;

–Downloading or requesting a proxy card (as detailed below), signing your proxy card and mailing it to the attention of: Vote processing, c/o Broadridge, 51 Mercedes Way, Englewood, New York 11717;

–Signing and faxing your proxy card to the number provided on the proxy card; or

–Attending the Meeting and voting in person.

If your Timberline Shares are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of Timberline Shares held in a “street name” and these proxy materials are being forwarded to you by that organization.  The organization holding your account is considered the stockholder of record for purposes of voting at the Meeting.  As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the Timberline Shares in your account.  You are also invited to attend the Meeting.  However, since you are not the stockholder of record, you may not vote your Timberline Shares in person at the Meeting unless you request and obtain a valid proxy card from your broker, bank, or other nominee.

Can Stockholders vote in person at the Meeting?

Timberline will pass out written ballots to anyone who wants to vote at the Meeting.  If you hold your Timberline Shares through a brokerage account but do not have a physical share certificate, or the Timberline Shares are registered in someone else’s name, you must request a legal proxy from your stockbroker or the registered owner to attend and vote at the Meeting.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Meeting.  You may do this by:

–Signing another proxy with a later date and mailing it to the attention of: Ted Sharp, Secretary, at 101 E. Lakeside Avenue, Coeur d’Alene, ID 83814, so long as it is received prior to 2:00PM Pacific daylight time on April 13, 2021;

–Delivering a written notice of the revocation of your proxy to the attention of: Ted Sharp, Secretary, at 101 E. Lakeside Avenue, Coeur d’Alene, ID 83814, so long as it is received prior to 2:00PM Pacific daylight time on April 13, 2021; or

–Voting in person at the Meeting.

Beneficial stockholders should refer to the instructions received from their stockbroker or the registered holder of the Timberline Shares if they wish to change their vote.

What if I abstain from voting?

Abstentions with respect to a proposal are counted for the purposes of establishing a quorum. Timberline’s bylaws state that abstentions are not considered as votes cast for or against a proposal or as a vote withheld for any director nominee.

What effect does a broker non-vote have?

Brokers and other intermediaries, holding Timberline Shares in street name for their customers, are generally required to vote the Timberline Shares in the manner directed by their customers. If their customers do not give any direction, brokers may vote the Timberline Shares on routine matters but not on non-routine matters.  The election of directors to the Board, the advisory vote on executive compensation and the approval of the Option Plan Increase are non-routine matters.  Consequently, if customers do not give any direction, brokers will not be permitted to vote such Timberline Shares at the Meeting in relation to these matters. The ratification of the appointment of Timberline’s independent registered public accounting firm for the fiscal year of 2021 and the Authorized Share Increase are considered routine matters and brokers will be permitted to vote shares held in street name for their customers without instruction.

The absence of a vote on a non-routine matter is referred to as a broker non-vote. Any Timberline Shares represented at the Meeting but not voted due to a broker non-vote are not considered votes cast for or against a proposal or as a vote withheld for any director nominee and will not affect the outcome of any non-routine proposal.

How many votes are needed to elect directors?

The nominees for election as directors at the Meeting will be elected by a plurality of the votes cast at the Meeting.  The nominees with the most votes will be elected.  A properly executed proxy card marked WITHHELD with respect to the election of directors will not be voted and will not count FOR or AGAINST any of the nominees for which the vote was withheld.

How many votes are needed to ratify the appointment of the independent registered public accountant?

The ratification of the appointment of the independent registered public accountant will be approved if a majority of the votes cast, either in person or by proxy, at the Meeting on this proposal vote FOR the proposal.  A properly executed proxy card marked ABSTAIN will not count as a vote cast for or against this proposal.

How many votes are needed to approve on an advisory, non-binding basis, the executive compensation described in this Proxy Statement?

The approval, on an advisory, non-binding basis, of the Stockholders resolution regarding the compensation of Timberline’s named executive officers as described in this Proxy Statement will be approved if a majority of the votes cast, either in person or by proxy, at the Meeting on this proposal vote FOR the proposal.  A properly executed proxy card marked ABSTAIN will not count as a vote cast for or against this proposal.

How many votes are needed to approve the Option Plan Increase?

The Option Plan Increase will be approved if a majority of the votes cast, either in person or by proxy, at the Meeting on this proposal vote FOR the proposal.  A properly executed proxy card marked ABSTAIN will not count as a vote cast for or against this proposal.

How many votes are needed to approve the Authorized Share Increase?

The Authorized Share Increase will be approved if a majority of the Timberline Shares issued and outstanding as of the record date vote FOR the proposal.  A properly executed proxy card marked ABSTAIN will have the same effect as a vote AGAINST this proposal.

Will my Timberline Shares be voted if I do not sign and return my Proxy Card?

If your Timberline Shares are held through a brokerage account, your brokerage firm, under certain circumstances, may vote your shares; otherwise, your Timberline Shares will not be voted at the meeting.  See “What effect does a broker non-vote have?” above for a discussion of the matters on which your brokerage firm may vote your Timberline Shares.

If your Timberline Shares are registered in your name, and you do not complete your proxy card over the internet or sign and return your proxy card, your Timberline Shares will not be voted at the Meeting unless you attend the Meeting and vote your Timberline Shares in person.

Where can I find the voting results of the Meeting?

Timberline will publish the final results in a Current Report on Form 8-K with the SEC within four (4) business days of the Meeting.

Who will pay for the costs of soliciting proxies?

Timberline will bear the cost of soliciting proxies.  In an effort to have as large a representation at the meeting as possible, Timberline’s directors, officers and employees may solicit proxies by telephone or in person in certain circumstances.  These individuals will receive no additional compensation for their services other than their regular salaries.  Upon request, Timberline will reimburse brokers, dealers, banks, voting trustees and their nominees who are holders of record of Timberline Shares on the record date for the reasonable expenses incurred for mailing copies of the proxy materials to the beneficial owners of such Timberline Shares.

When are stockholder proposals due for the 2022 annual meeting of Stockholders?

In order to be considered for inclusion in next year’s proxy statement, stockholder proposals must be submitted in writing to Timberline’s Secretary, Ted Sharp, at Timberline Resources Corporation, 101 East Lakeside Avenue, Coeur d’Alene, Idaho 83814, and received no later than November 4, 2021, provided that this date may be changed in the event that the date of the annual meeting of stockholders to be held in calendar year 2022 is changed by more than 30 days from the date of the annual meeting of stockholders to be held in calendar year 2021. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in our proxy statement and form of proxy.

Similarly, stockholder proposals not submitted for inclusion in the proxy statement and received after January 18, 2022 will be considered untimely pursuant to Rule 14a-5(e)(2) of the U.S. Exchange Act provided that this date may be changed in the event that the date of the annual meeting of stockholders to be held calendar year 2022 is changed by more than 30 days from the date of the annual meeting of stockholders to be held in calendar year 2021.

What if I want a paper copy of these proxy materials?

Please send a written request to our offices at the address below, email us at proxy@timberline-resources.com or call us toll free at (866) 513-4859 to request a copy of the proxy materials.

Send requests to:

Timberline Resources Corporation

101 East Lakeside Avenue

Coeur d’Alene, Idaho 83814

Attention:  Ted Sharp, Secretary

How can I obtain a copy of the 2020 Annual Report on Form 10-K?

Timberline’s 2020 Annual Report on Form 10-K, including amendments thereto and financial statements, is available on the internet with this Proxy Statement at www.timberlineresources.co/annual-meetings/. The Form is also available through the SEC’s website at http://www.sec.gov.

At the written request of any Stockholder who owns Timberline Shares on the record date, Timberline will provide to such Stockholder, without charge, a paper copy of Timberline’s 2020 Annual Report on Form 10-K as filed with the SEC, including the financial statements, but not including exhibits.

If requested, Timberline will provide copies of the exhibits for a reasonable fee.

Requests for additional paper copies of the 2020 Annual Report on Form 10-K should be mailed to:

Timberline Resources Corporation

101 East Lakeside Avenue

Coeur d’Alene, Idaho 83814

Attention: Ted Sharp

Corporate Secretary

What materials accompany or are attached to this Proxy Statement?

The following materials accompany or are attached to this Proxy Statement:

Annual Report to Stockholders

APPENDIX AForm of Proxy Card

APPENDIX B2018 Incentive Plan

APPENDIX CCertificate of Amendment

PROPOSAL 1 — ELECTION OF DIRECTORS

GENERAL QUESTIONS

What is the current composition of the Board?

Timberline’s current bylaws require the Board to have three or more persons, and may be increased or decreased from time to time, exclusively by resolution approved by the affirmative vote of a majority of the Board.  The current Board is composed of eight (8) directors.  In connection with the Meeting, David C. Matthewson, Steven A. Osterberg and Paul Dircksen do not intend to stand for re-election.  In relation thereto, and effective as of the Meeting, the Board has voted to reduce the size of the Board to six (6) directors.

Is the Board divided into classes?  How long is the term?

No, the Board is not divided into classes.  All directors serve one-year terms until their successors are elected and qualified at the next annual meeting.

Who is standing for election this year?

The Board of Directors has nominated the following six (6) nominees, five (5) current Board Members and one (1) new nominee, for election at the Meeting, to hold office until the 2022 annual meeting:

Leigh Freeman

Quinton Hennigh

Patrick Highsmith

William Matlack

Donald McDowell

[●]

What if a nominee is unable or unwilling to serve?

Should any one or more of these nominees become unable or unwilling to serve, which is not anticipated, the Board may designate substitute nominees, in which event the proxy representatives will vote proxies that otherwise would be voted for the named nominees for the election of such substitute nominee or nominees.

How are nominees elected?

Directors are elected by a plurality of the votes cast in person or represented by proxy and entitled to vote at the meeting.

THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES.

INFORMATION ON THE BOARD OF DIRECTORS, NOMINEES EXECUTIVE OFFICERS, AND KEY EMPLOYEES

Directors, Nominees and Executive Officers

The following table sets forth certain information with respect to our current directors and nominees, executive officers and key employees. The term for each director expires at our next Annual Meeting or until his or her successor is appointed and qualified. The ages of the directors and officers are shown as of February 19, 2021.

Name	Current Office	Principal Occupation	Director/Officer Since	Age
Patrick Highsmith(1)	President & Chief Executive Officer and Director	Mining Executive, Geologist & Geochemist	October 8, 2020	53
Steven Osterberg(2)	VP- Exploration and Director, former President & Chief Executive Officer and Director	VP – Exploration, Geologist	February 1, 2012	60
Ted R. Sharp	Chief Financial Officer, Principal Financial Officer	Chief Financial Officer, Founder and Owner of Sharp Executive Associates, Inc., Certified Public Accountant	September 10, 2018	64
Leigh Freeman(4)	Director	Principal, Leigh Freeman Consultancy	January 18, 2013	73
Paul Dircksen(4)	Director	Geologist	September 22, 2006	75
Donald McDowell	VP Corporate Development and Director	President of Americas Gold Exploration Inc.	June 21, 2018	62
David C. Mathewson(4)	Director	Geologist	June 21, 2018	76
William Matlack	Director	Geologist	October 29, 2019	66
Quinton Hennigh(3)(4)	Director	Geologist, President & Chairman of Novo Resources Corp.	September 14, 2020	54
[●]	Nominee	[●]	[●]	[●]

(1) Mr. Highsmith was appointed President and Chief Executive Officer on October 8, 2020, and was appointed to the Board of Directors on January 1, 2021.

(2) Mr. Osterberg was appointed VP- Exploration on October 8, 2020, was former President and Chief Executive Officer appointed on January 19, 2016 and resigned from those positions on October 8, 2020.

(3) Mr. Hennigh was appointed to our Board of Directors on September 14, 2020.

(4) “Independent” in accordance with Rules 121 and 803A of the NYSE American Company Guide.

The following is a description of the business background of the directors, nominees and executive officers of Timberline Resources Corporation:

Directors

Leigh Freeman – Chairman of the Board of Directors

Mr. Freeman was appointed to the Board of Directors (the “Board) in January 2013. He has over 40 years of experience in the mining industry. At present, he is Principal with Leigh Freeman Consultancy. Mr. Freeman has served in technical, managerial and executive positions with junior and senior mining and service companies. He was a co-founder, President and Director of Orvana Minerals and also held several positions with Placer Dome. Mr. Freeman also serves on the industry advisory board for the mining programs at the University of Arizona, Montana Tech and South Dakota School of Mines. In addition, he co-chaired the Education Sustainability Committee for the Society of Mining Engineers.

For the following reasons the Board concluded that Mr. Freeman should serve as a director and Chairman of the Board of Directors of Timberline, in light of its business and structure. Mr. Freeman’s technical and management experience in mining and mineral exploration enables him to provide operating and management insight to the Board. Further, his training and experience as a geological engineer allow him to bring technical expertise to the Board as a director. These skills were determined by the Board to be valuable to the Board, as Timberline’s primary assets are exploration stage properties.

Paul Dircksen – Director

Mr. Dircksen has over 50 years of experience in the mining and exploration industry, serving in executive, managerial, and technical roles at several companies. He has been a director since January 2006 and was our Vice President of Business Development and Technical Services from January 1, 2015 through December 2016. Mr. Dircksen was our Vice President of Exploration from May 2006 to January 2012, our Executive Chairman from September 2009 to August 2014. He was our President and Chief Executive Officer from March 2011 to December 2014. Working in the United States and internationally, he has a strong technical background, serving as a team member on nine successful gold projects. From 2013 to the present, Mr. Dircksen serves as a director of Avrupa Minerals. From January 2005 to May 2006, he was self-employed as a consulting geologist until joining Timberline Resources. Mr. Dircksen was the president of Brett Resources from January 2004 to December 2004, and prior to that, from January 2003 to December 2003, he was President of Bravo Venture Group, a junior exploration company. During 2002, he was self-employed as an independent mineral geologist. Between 1987 and 2001, Mr. Dircksen was Senior Vice-President of Exploration for Orvana Minerals Corp. From 1978 to 1986, he served as a geologist for Bunker Hill Company, and from 1968 to 1977, he served as the exploration and project geologist for Nevada-focused Cordex Exploration. He holds an M.S. in Geology from the Mackay School of Mines at the University of Nevada.

For the following reasons the Board concluded that Mr. Dircksen should serve as a director of Timberline, in light of its business and structure. Mr. Dircksen’s extensive management experience in mineral exploration companies and background in mineral projects enable him to provide operating and leadership insights to the Board as a director. Further, his training and experience as a geologist allow him to bring technical expertise in regard to mineral exploration to Timberline. These skills were determined by the Board to be valuable to the Board, as Timberline’s primary assets are exploration stage properties.

Quinton Hennigh - Director

Dr. Hennigh began his career in gold exploration after obtaining his PhD in Geology/Geochemistry from the Colorado School of Mines. He is Chairman and President of Novo Resources Corp, an emerging gold producer in Australia. His notable project involvements include First Mining Gold’s Springpole alkaline gold deposit in Ontario, Kirkland Lake Gold’s acquisition of the Fosterville gold mine in Australia, the Rattlesnake Hills alkaline gold deposit in Wyoming, and Lion One’s Tuvatu alkaline gold project on Fiji, among others.

For the following reasons the Board concluded that Mr. Hennigh should serve as a director of Timberline, in light of its business and structure. Mr. Hennigh’s technical and management experience in mining and mineral exploration enables him to provide operating and management insight to the Board. Further, his training and experience as a geologist and geochemist allow him to bring technical expertise to the Board as a director. These skills were determined by the Board to be valuable to the Board, as Timberline’s primary assets are exploration stage properties.

Patrick Highsmith - President, Chief Executive Officer and Director

Mr. Highsmith has more than 30 years of international experience including operational, exploration and business development roles with major companies such as Newmont Mining, BHP, Rio Tinto, and Fortescue Metals Group. He also has co-founded, and/or acted as a director or senior executive in several junior companies. His junior company pedigree includes Canadian listed companies such as: Lithium One, Bellhaven Copper & Gold, Pure Energy Minerals, Idaho Champion Gold Mines, and FireFox Gold, for whom he is co-founder and chairman of the board. Mr. Highsmith has been involved with several significant discoveries and helped add value to those projects through various stages of economic advancement, partnerships, joint ventures, or sales. He has a long history with Dr. Hennigh (a recent addition to Timberline’s Board of Directors), Chairman Leigh Freeman, as well as the outgoing CEO, Steven Osterberg. Patrick holds degrees in Geological Engineering and Economic Geology (Geochemistry) from the Colorado School of Mines. He has specialized technical expertise in gold, copper, and lithium exploration and is a Certified Professional Geologist with the American Institute of Professional Geologists. Mr. Highsmith was appointed to the Board effective January 1, 2021.

For the following reasons the Board concluded that Mr. Highsmith should serve as a director of Timberline, in light of its business and structure. Mr. Highsmith’s technical and management experience in mining and mineral exploration enables him to provide operating and management insight to the Board. Further, his training and experience as a geological engineer and geochemist allows him to bring technical expertise to the Board as a director. These skills were determined by the Board to be valuable to the Board, as Timberline’s primary assets are exploration stage properties.

Donald McDowell – VP-Corporate Development and Director

Mr. Donald McDowell has served as the founding President of Americas Gold Exploration Inc. since October 2008. He was the President of Great American Minerals Inc. from January 2000 to October 2008. Mr. McDowell is a mineral exploration executive with over 25 years of business, mineral exploration, and development experience with a specific focus on the Great Basin in Nevada. Mr. McDowell’s experience includes 17 years with major corporations including Nippon Mining of Japan, Santa Fe Pacific Gold and Kennecott Exploration, where he was involved in exploration, resource/reserve evaluations and mine development. He has also been Director of Great American Minerals Inc. since April 2003. From 1997 to 1999, he was a co-founding officer and Director of Golden Phoenix Minerals, Inc., a publicly held natural resources company. Mr. McDowell is a registered professional land surveyor in the state of California.

For the following reasons the Board concluded that Mr. McDowell should serve as a director of Timberline, in light of its business and structure. Mr. McDowell’s extensive management experience in mineral exploration companies and background in mineral projects enable him to provide operating and leadership insights to the Board as a director. Further, his experience with other exploration companies allows him to bring a wide range of senior expertise in regard to mineral exploration to Timberline. These skills were determined by the Board to be valuable to the Board, as Timberline’s primary assets are exploration stage properties.

David C. Mathewson - Director

Mr. Dave Mathewson is a geologist-explorer with over 50 years of exploration experience, primarily focused in Nevada. Between June 2016 and June 2019, he was Vice-President and Head of Exploration at U.S. Gold Corp. He is also self-employed since 2001 as owner and manager of Nevada Gold Ventures, LLC. Mr. Mathewson was head of Newmont’s Nevada Rain District exploration team from 1992 through 1994, making discoveries including Tess, Northwest Rain, Saddle and South Emigrant in the Rain mining district of Nevada. From 1995 through 2001 Mr. Mathewson managed Newmont’s Great Basin and Carlin Trend programs making important deposit extension discoveries at Newmont's Gold Quarry and Mike deposits. Mr. Mathewson was a founder, Director, and Vice President of Exploration from 2009 to 2014 at Gold Standard Ventures. He earned his BSc degree in geology from St Lawrence Univ., NY, his MSc degree in geology from the University of Idaho and completed PhD classwork studies, but not his dissertation, at New Mexico Institute of Mining and Technology.

For the following reasons the Board concluded that Mr. Mathewson should serve as a director of Timberline, in light of its business and structure. Mr. Mathewson’s extensive management experience in mineral exploration companies and background in mineral projects, including directing the successful South Eureka project Lookout Mountain deposit high-grade discoveries for Staccato Gold Resources, Ltd in 2005 through 2007, enable him to provide operating and leadership insights to the Board as a director. Further, his experience as a geologist with other exploration and mining companies in the State of Nevada allows him to bring technical expertise in regard to mineral exploration to Timberline. These skills were determined by the Board to be valuable to the Board, as Timberline’s primary assets are exploration stage properties.

William Matlack - Director

On October 29, 2019, our Board of Directors appointed Mr. Matlack as a director of Timberline. Mr. Matlack is a veteran geologist over a 20-year career in the mining industry, working primarily with Santa Fe Pacific Gold Corp. (now Newmont Mining) and Gold Fields. Mr. Matlack was involved in the exploration and development of several world-class gold discoveries in Nevada and California. Later, he was an equity research analyst in metals & mining with Citigroup and BMO Capital Markets, and an investment banker in metals & mining with Scarsdale Equities. He was interim CEO and a director of Klondex Mines Limited during its transformation from an explorer to gold producer in Nevada.

For the following reasons the Board concluded that Mr. Matlack should serve as a director of Timberline, in light of its business and structure. Mr. Matlack holds the Accredited Director designation, ICSA Canada. He is financially literate by virtue of his background as a metals & mining equity research analyst. His extensive geological, and management experience in mineral exploration companies, and background in gold exploration and development projects enable him to provide operating and leadership insights to the Board. These skills were determined to be valuable to the Board, as Timberline’s primary assets are exploration-stage properties.

Steven Osterberg – VP-Exploration and Director, former President, Chief Executive Officer

Dr. Osterberg was appointed as our President and Chief Executive Officer and a Director effective January 19, 2016, and prior to that was our Vice-President, Exploration since February 1, 2012. Previously, since April 2009, Dr. Osterberg was a Senior Geologist with Tetra Tech, Inc., a mining-related consulting firm. From November 2004 through March 2009, Dr. Osterberg was an independent consulting geologist. During this period, Dr. Osterberg also co-founded Jack’s Fork Exploration, Inc., a privately held mineral exploration company. From 2002 to 2004, Dr. Osterberg was a Senior Geologist at Tetra Tech-MFG, Inc. Dr. Osterberg holds a Ph.D. in geology from the University of Minnesota and is a licensed professional geologist (P.G.) and qualified person (QP) with the Society of Mining and Metallurgy (SME). Mr. Osterberg is employed on a full-time basis with Timberline Resources.

For the following reasons the Board concluded that Mr. Osterberg should serve as a director of Timberline, in light of its business and structure. Mr. Osterberg has extensive knowledge of Timberline’s properties having served and continuing to serve as Timberline’s Vice-President, Exploration. Further, Mr. Osterberg’s degree and qualifications in geology provided expertise to the Board regarding Timberline’s exploration potential. These skills were determined by the Board to be valuable to the Board at the time the Board appointed Mr. Osterberg to the Board, as Timberline’s primary assets are exploration stage properties.

Nominee

[●]

Non-Director Executive Officers

Ted R. Sharp, CPA – Chief Financial Officer

Mr. Sharp was appointed as our Chief Financial Officer, Secretary, and Treasurer effective September 10, 2018. Mr. Sharp is a Certified Public Accountant, and has Bachelor of Business Administration Degree in Accounting from Boise State University. Since March 2006 to the present, he serves as Chief Financial Officer of Goldrich Mining Company. Since 2003, he has been President of Sharp Executive Associates, Inc., a privately-held accounting firm providing Chief Financial Officer services to clients. From July 2012 through the present, Mr. Sharp is a principal and serves part-time as Chief Financial Officer of US Calcium LLC, a privately-held natural resource company. In the past, from December 2018 to April 10, 2020, he served as Chief Financial Officer of U.S. Gold Corp, a natural resource company trading on the FINRA OTCBB. From May 2011 through January 2012, Mr. Sharp served part-time as Chief Financial Officer of Gryphon Gold Corporation, a natural resource company trading on the FINRA OTCBB. From September 2008 through November 2010, Mr. Sharp served part-time as Chief Executive Officer, President and Chief Financial Officer of Texada Ventures, Inc, a natural resource exploration company formerly trading on the FINRA OTCBB. From November of 2006 to June 2009, Mr. Sharp served part-time as Chief Financial Officer of Commodore Applied Technologies, Inc., an environmental solutions company formerly trading on the FINRA OTCBB. Prior to 2003, he worked for 14 years in positions of Chief Financial Officer, Managing Director of European Operations and Corporate Controller for Key Technology, Inc., a publicly-traded manufacturer of capital goods. Mr. Sharp has more than 30 years of experience in treasury management, internal financial controls, SEC reporting and Corporate Governance.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including Directors, pursuant to which the officer was selected to serve as an officer.

Family Relationships

None of our Directors are related by blood, marriage, or adoption to any other Director, executive officer, or other key employees.

Other Directorships

None of the Directors of Timberline are also directors of issuers with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act).

Legal Proceedings

Other than as noted below, we are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses) or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

CORPORATE GOVERNANCE

Board of Directors Structure

Our current bylaws require the Board to have three (3) or more persons, and may be increased or decreased from time to time, exclusively by resolution approved by the affirmative vote of a majority of the Board.  The current Board is composed of eight (8) Directors.

Director Independence

We have eight (8) directors as of February 5, 2021, including four independent directors, as follows:

Leigh Freeman

David C. Mathewson

Paul Dircksen

Quinton Hennigh

An “independent” director is a director whom the Board of Directors has determined satisfies the requirements for independence under Section 803A of the NYSE American LLC (the “NYSE American”) Company Guide.

Meetings of the Board and Board Member Attendance the Meeting

During the fiscal year ending September 30, 2020, the Board held four meetings of the Board.  None of the incumbent Directors attended fewer than 75% of the board meetings held during a time period in which they were Directors.

Board members are not required to attend the Meeting.

Communications to the Board

Stockholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Corporate Secretary, Ted Sharp, at Timberline Resources Corporation, 101 East Lakeside Avenue, Coeur d’Alene, Idaho 83814.  Our Corporate Secretary will forward communications directly to the appropriate Board member.  If the correspondence is not addressed to the particular member, the communication will be forwarded to a Board member to bring to the attention of the Board.  Our Corporate Secretary will review all communications before forwarding them to the appropriate Board member.

Board Committees

Our Board of Directors has established three board committees: an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee.

The information below sets out the current members of each of Timberline Resources’ board committees and the advisory board and summarizes the functions of each of the committees in accordance with their mandates.

Audit Committee and Audit Committee Financial Experts

We have a standing Audit Committee and audit committee charter, which complies with Rule 10A-3 of the Exchange Act, and the requirements of the NYSE American. Our Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. Our Audit Committee is composed of two (2) directors each of whom, in the opinion of the Board, are independent (in accordance with Rule 10A-3 of the Exchange Act and the requirements of Section 803A of the NYSE American Company Guide) and financially literate (pursuant to the requirements of Section 803B of the NYSE American Company Guide): Leigh Freeman (Chair) and David Mathewson.  Mr. Freeman and Mr. Mathewson each satisfy the requirement of a “financial expert” as defined under Item 407(d)(5) of Regulation S-K and meets the requirements for financial sophistication under the requirements of Section 803B of the NYSE American Company Guide.

Our Audit Committee meets with our management and our external auditors to review matters affecting financial reporting, the system of internal accounting and financial controls and procedures and the audit procedures and audit plans. Our Audit Committee reviews our significant financial risks, is involved in the appointment of senior financial executives and annually reviews our insurance coverage and any off-balance sheet transactions.

Our Audit Committee monitors our audit and the preparation of financial statements and all financial disclosure contained in our SEC filings. Our Audit Committee appoints our external auditors, monitors their qualifications and independence and determines the appropriate level of their remuneration. The external auditors report directly to the Audit Committee. Our Audit Committee has the authority to terminate our external auditors’ engagement and approve in advance any services to be provided by the external auditors that are not related to the audit.

During the fiscal year ended September 30, 2020, the Audit Committee met four (4) times. A copy of the Audit Committee charter is available on our website at www.timberline-resources.com.

Audit Committee Report

The Audit Committee of the Board is responsible for providing independent, objective oversight of the Timberline’s accounting functions and internal controls. The Audit Committee acts under a written charter adopted and approved by the Board, which is reviewed by the Board annually. Each member of the Audit Committee is “independent” within the meaning of Rule 10A-3 of the Exchange Act and NYSE American listing rules. In accordance with Section 407 of the United States Sarbanes-Oxley Act of 2002 and Item 407(d)(5)(ii) and (iii) of Regulation S-K, the Board has identified Leigh Freeman and David Mathewson as each an “Audit Committee Financial Expert.” A copy of the Audit Committee Charter is available on Timberline’s website at www.timberline-resources.com.

The responsibilities of the Audit Committee include recommending to the Board an accounting firm to be nominated for stockholder approval as Timberline’s independent auditor. The Audit Committee is responsible for recommending to the Board that Timberline’s financial statements and the related management’s discussion and analysis be included in its Annual Report on Form 10-K. The Audit Committee took a number of steps in making this recommendation for fiscal year 2020.

First, the Audit Committee discussed with Assure CPA LLC (formerly named DeCoria, Maichel & Teague, P.S.), those matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight

Board, including information regarding the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process.

Second, the Audit Committee discussed with Assure CPA LLC the independence of Assure CPA LLC and received from Assure CPA LLC the letter required by applicable standards of the Public Company Accounting Oversight Board for independent auditor communications with Audit Committees, as may be modified or supplemented, concerning its independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure assisted the Audit Committee in evaluating such independence.

Finally, the Audit Committee reviewed and discussed, with the Timberline’s management and Assure CPA LLC, Timberline’s audited financial statements for the fiscal year ended September 30, 2020 and the related management’s discussion and analysis to be included in Timberline’s Annual Report on Form 10-K.

Based on the discussions with Assure CPA LLC concerning the audit, their independence, the financial statement review, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that Timberline’s financial statements and the related management’s discussion and analysis be included in Timberline’s Annual Report on Form 10-K for the fiscal year ended September 30, 2020.

Submitted by:

Audit Committee of the Board of Directors

Submitted by the Audit Committee Members

Leigh Freeman (Chairman)

David Mathewson

Compensation Committee

We have a Compensation Committee composed of three (3) directors, all of whom, in the opinion of our Board of Directors, are independent (under Section 803A of the NYSE American Company Guide): Leigh Freeman, Quinton Hennigh and Paul Dircksen.

We have a Compensation Committee charter that complies with the requirements of the NYSE American.  Our Compensation Committee is responsible for considering and authorizing terms of employment and compensation of executive officers and providing advice on compensation structures in the various jurisdictions in which we operate. Our Chief Executive Officer may not be present during the voting determination or deliberations of his or her compensation; however, our Compensation Committee does consult with our Chief Executive Officer in determining and recommending the compensation of directors and other executive officers.

In addition, our Compensation Committee reviews both our overall salary objectives and significant modifications made to employee benefit plans, including those applicable to executive officers, and propose awards of stock options.  The Compensation Committee has determined that the Corporation’s compensation policies and practices for its employees generally, not just executive officers, are not reasonably likely to have a material adverse effect on the Corporation.

The Compensation Committee does not and cannot delegate its authority to determine director and executive officer compensation.  Our management has not engaged the services of an external compensation consultant during the fiscal year 2020.

During the fiscal year ended September 30, 2020, the Compensation Committee met two (2) times. A copy of the Compensation Committee charter is available on our website at www.timberline-resources.com.

Corporate Governance and Nominating Committee

We have a Corporate Governance and Nominating Committee composed of three (3) directors, all of whom, in the opinion of our Board of Directors, are independent (under Section 803A of the NYSE American Company Guide):

Leigh Freeman, David Mathewson and Paul Dircksen.  We have a Corporate Governance and Nominating Committee charter that complies with the requirements of the NYSE-MKT Company Guide.

Our Corporate Governance and Nominating Committee is responsible for developing our approach to corporate governance issues. The Committee evaluates the qualifications of potential candidates for director and recommends to the Board nominees for election at the next annual meeting or any special meeting of stockholders, and any person to be considered to fill a Board vacancy resulting from death, disability, removal, resignation or an increase in Board size. The Committee has adopted a Director Nominating Process and Policy which sets forth the criteria the Board will assess in connection with the consideration of a candidate, including the candidate’s integrity, reputation, judgment, knowledge, independence, experience, accomplishments, commitment and skills, all in the context of an assessment of the perceived needs of the Board at that time.

During the fiscal year ended September 30, 2020, the Corporate Governance and Nominating Committee met one (1) time. A copy of the Director Nominating Process and Policy is available on our website at www.timberline-resources.com.

Board Diversity

We do not have a formal policy regarding diversity in the selection of nominees for directors.  The Corporate Governance and Nominating Committee does, however, consider diversity as part of its overall selection strategy.  In considering diversity of the Board as a criterion for selecting nominees, the Corporate Governance and Nominating Committee takes into account various factors and perspectives, including differences of viewpoint, professional experience, education, skills and other individual qualities and attributes that contribute to Board heterogeneity, as well as race, gender and national origin. The Corporate Governance and Nominating Committee seeks persons with leadership experience in a variety of contexts. The Corporate Governance and Nominating Committee believes that this conceptualization of diversity is the most effective means to implement Board diversity. The Corporate Governance and Nominating Committee will assess the effectiveness of this approach as part of its annual review of its charter.

The Committee will consider recommendations for director nominees made by stockholders and others if these individuals meet the criteria set forth in the Director Nominating Process and Policy. For consideration by the Committee, the nominating stockholder or other person must provide the Corporate Secretary’s Office with information about the nominee, including the detailed background of the suggested candidate that will demonstrate how the individual meets our director nomination criteria. If a candidate proposed by a stockholder meets the criteria, the individual will be considered on the same basis as other candidates. No stockholder or stockholders holding 5% or more of our outstanding stock, either individually or in aggregate, recommended a nominee for election to the Board.

All of the nominees included on the proxy card accompanying this Proxy Statement were nominated by the Corporate Governance and Nominating Committee and were recommended by our current Board.

A copy of the Corporate Nominating Process and Policy is available on our website at www.timberline-resources.com.

Board Leadership Structure

The Board has reviewed our current Board leadership structure in light of the composition of the Board, our size, the nature of our business, the regulatory framework under which we operate, our stockholder base, our peer group and other relevant factors.  Considering these factors, we have determined to have a separate Chief Executive Officer and Chairman of the Board.  We have determined that this structure is currently the most appropriate Board leadership structure for us.  The Board noted the following factors in reaching its determination:

•	The Board acts efficiently and effectively under its current structure;

•

A structure of a separate Chief Executive Officer and Chairman of the Board allows the Board to provide independent oversight and guidance on the major issues facing Timberline on a long-term basis, while having a dedicated executive officer that oversees the day-to-day operations and implementation of the long-term vision of Timberline;

•

This structure allows us to best utilize our limited resources by enabling the skill sets and expertise of our independent directors, and in particular, our Chairman, to the greatest extent and puts us in the best position to identify key risks and developments facing us to be brought to the Board’s attention;

•	Companies within our peer group utilize similar Board structures.

The Board of Directors’ Role in Risk Management Oversight

The understanding, identification and management of risk are essential elements for the successful management of Timberline. Risk oversight begins with the Board and the Audit Committee. The Audit Committee consists of Leigh Freeman (Chairman) and David Mathewson, each an independent director.

The Audit Committee reviews and discusses policies with respect to risk assessment and risk management. The Audit Committee also has oversight responsibility with respect to the integrity of our financial reporting process and systems of internal control regarding finance and accounting, as well as its financial statements.

At the management level, an internal audit provides reliable and timely information to the Board and management regarding our effectiveness in identifying and appropriately controlling risks. Annually, management presents to the Audit Committee a report summarizing the review of our methods for identifying and managing risks.

Additionally, our Corporate Governance and Nominating Committee reviews the risks related to succession planning and the independence of the Board.  The Compensation Committee reviews the risks related to our various compensation plans.

In the event that a committee is allocated responsibility for examining and analyzing a specific risk, such committee reports on the relevant risk exposure during its regular reports to the entire Board to facilitate proper risk oversight by the entire Board.

Based on a review of the nature of operations, we do not believe that any areas of Timberline are incented to take excessive risks that would likely have a material adverse effect on our operations.

Code of Business and Ethical Conduct

We have adopted a corporate Code of Business and Ethical Conduct administered by our President and Chief Executive Officer, Patrick Highsmith. We believe our Code of Business and Ethical Conduct is reasonably designed to deter wrongdoing and promote honest and ethical conduct, to provide full, fair, accurate, timely and understandable disclosure in public reports, to comply with applicable laws, to ensure prompt internal reporting of code violations, and to provide accountability for adherence to the code. Our Code of Business and Ethical Conduct provides written standards that are reasonably designed to deter wrongdoing and to promote:

•Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the Securities and Exchange Commission (“SEC”) and in other public communications made by an issuer;

•Compliance with applicable governmental laws, rules and regulations; and

•The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

•Accountability for adherence to the code.

Our Code of Business and Ethical Conduct is available on our web site at www.timberline-resources.com. A copy of the Code of Business and Ethical Conduct will be provided to any person without charge upon written request to us at our executive offices: Timberline Resources Corporation, 101 East Lakeside Avenue, Coeur d’Alene, Idaho

83814. We intend to disclose any amendment to or any waiver from a provision of our code of ethics that applies to any of our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions that relates to any element of our code of ethics on our website. No waivers were granted from the requirements of our Code of Business and Ethical Conduct during the year ended September 30, 2020, or during the subsequent period from October 1, 2020 through the date of this Proxy Statement.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors, and persons who beneficially own more than 10% of our common stock (“10% Stockholders”), to file reports of ownership and changes in ownership with the SEC. Such officers, directors and 10% Stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms that they file.

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, Timberline believes that during fiscal year ended September 30, 2020, the filing requirements applicable to its officers, directors and greater than 10% percent beneficial owners were complied with.

Hedging Policy

Our Insider Trading Policy prohibits hedging or monetization transactions. The policy sets forth hedging or monetization transactions as transactions that can be accomplished through the use of various financial instruments, including prepaid variable forwards, equity swaps, collars and exchange funds. These forms of hedging or monetization transactions allow an employee to lock in much of the value of his or her stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock. These transactions allow the director or employee to continue to own the covered securities, but without the full risks and rewards of ownership. When that occurs, the director or employee may no longer have the same objectives as the Corporation's other shareholders. Therefore, directors and employees are prohibited from engaging in any such transactions.

EXECUTIVE COMPENSATION

The following summary compensation tables set forth information concerning the annual and long-term compensation for services in all capacities to Timberline for the year ended September 30, 2020 of those persons who were, at September 30, 2020 (i) the Chief Executive Officer (Steven Osterberg, with Patrick Highsmith succeeding him on October 8, 2020), and (ii) the two next highly compensated executive officers of Timberline, whose annual base salary and bonus compensation was in excess of $100,000:

Summary Compensation Table
Name and principal Position(1)	Fiscal Year	Salary ($)	Bonus ($)	Stock Unit and Stock Option Awards(8) ($)	All Other Compensation ($)	Total ($)
Steven Osterberg, former President, Chief Executive Officer(2)	2020	150,000	-	28,841(3)	-	178,841
	2019	150,000	-	-	-	150,000
Donald McDowell, VP-Corporate Development	2020	-	-	28,841(3)	112,200(7)	141,041
	2019	-	-	-	74,550(7)	74,550
Ted R. Sharp, Chief Financial Officer	2020	-	-	9,614(4)	49,259(6)	58,873
	2019	-	-	5,000(5)	54,395(6)	59,395

(1)Mr. Patrick Highsmith was appointed President & Chief Executive Officer on October 8, 2020 and received no compensation for the fiscal year ended September 30, 2020.

(2)Mr. Osterberg was President and Chief Executive Officer, appointed on January 19, 2016, until October 8, 2020, resigned from those positions and was then appointed VP – Exploration.

(3)Includes 456,522 stock option awards, with an exercise price of $0.08 per share, which vested immediately.

(4)Includes 152,173 stock option awards, with an exercise price of $0.08 per share, which vested immediately.

(5)Includes 100,000 stock option awards, with an exercise price of $0.10 per share, which vested immediately.

(6)Mr. Sharp provides services as Chief Financial Officer under a consulting contract.

(7)Mr. McDowell provides services as VP-Corporate Development under a consulting arrangement.

(8)Stock Option awards are valued using the Black-Scholes method in accordance with FASB ASC Topic 718 and stock unit awards are valued at the market price of the stock on the date of grant. These amounts reflect the Company’s accounting expense for these awards, and do not correspond to the actual value that may be recognized by the named executive officers. For additional information on the assumptions underlying the valuation of the Company’s stock-based awards, please refer to Note 10 of the Company’s consolidated financial statements included in its Annual Report on Form 10-K for fiscal year ended September 30, 2020 and Note 11 of the Company’s consolidated financial statements included in its Annual Report on Form 10-K for fiscal years ended September 30, 2019.

Executive Compensation Agreements

Compensation agreements for executives are on terms normal to the industry in which we operate. Each agreement is publicly available by inquiring on Timberline’s filings as described in the Exhibits of Item 15, Part IV of Form 10-K filed on January 13, 2021.

Mr. Highsmith, as Chief Executive Officer, is compensated at an annual salary of $168,000, to be reviewed after six months from his start date, in consideration of performance to date and in the context of compensation metrics and trends among peers in the market. He is eligible for performance-based bonuses at the sole discretion of the Board of Directors from time-to-time. He received 750,000 options, with a 5-year term, at an exercise price of the closing share price on the day preceding the grant date, with 25% vesting immediately and 25% vesting at each of the following three anniversary dates. He is entitled to receive 500,000 options with a 5-year turn following the Annual General Meeting of shareholders at which additional option shares are approved. He may also receive 750,000 RSUs granted:

•upon the completion of a Preliminary Economic Assessment on Timberline properties with a net present value of at least $250 million (using a precious metal price consistent with industry standards and approved by the BOD), or

•upon accomplishment of other significant milestones agreed upon by the BOD, or

•upon a change of control under terms that are accretive to the share capital of the Company or as determined by the BOD.

Upon a change of control, Mr. Highsmith would be paid twice an annual salary plus payment for accrued vacation, with immediate vesting of options and RSU’s in the event of an accretive change of control. In the event of termination without cause, Mr. Highsmith would be paid three months’ salary, payment of accrued vacation and continuation of medical coverage for a three-month period.

Mr. Osterberg, as VP-Exploration, is compensated at an annual salary of $150,000. He is eligible for performance-based bonuses at the sole discretion of the Board of Directors from time-to-time. He may receive 250,000 options, with a 5-year term, at an exercise price of the closing share price on the day preceding the grant date, with immediate vesting. He may also receive 250,000 RSUs granted:

•upon the completion of a Preliminary Economic Assessment on Timberline properties with a net present value of at least $250 million (using a precious metal price consistent with industry standards and approved by the BOD), or

•upon accomplishment of other significant milestones agreed upon by the BOD, or

•upon a change of control under terms that are accretive to the share capital of the Company or as determined by the BOD.

Upon a change of control, Mr. Osterberg would be paid the equivalent of an annual salary plus payment for accrued vacation, with immediate vesting of options and RSU’s in the event of an accretive change of control. In the event of termination without cause, Mr. Osterberg would be paid three months’ salary, payment of accrued vacation and continuation of medical coverage for a three-month period.

Mr. McDowell, as VP-Corporate Development, serves as a contractor on an at-will and as-needed basis, invoicing the Company on a monthly basis of $535 per day for the first 10 days worked in a month and $500 per day for the balance of days worked in the month. He receives no employment benefits from the Company, but is included in periodic grants of stock options as determined at the discretion of the Board.

Mr. Sharp as Chief Financial Officer, is a contractor compensated based on hours expended on behalf of the Company at $150 per hour, invoiced monthly. He receives no employment benefits from the Company, but is included in periodic grants of stock options as determined at the discretion of the Board.

Non-executive officers, such as directors who are not Company officers, receive compensation in the form non-qualified options to purchase shares of Company equity securities through our Equity Compensation Plan, as periodically declared at the discretion of the Board of Directors, acting upon recommendations of the Compensation Committee.

Retirement, Resignation or Termination Plans

We sponsor no plan, whether written or verbal, that would provide compensation or benefits of any type to an executive upon retirement, or any plan that would provide payment for retirement or resignation. Compensation or benefits for a termination as a result of a change in control of Timberline or as a result of a change in the responsibilities of an executive following a change in control of Timberline are provided within the compensation agreements for Patrick Highsmith and Steve Osterberg, as described above. Specific executive employment agreements described above do, however, provide that if the executive’s employment is terminated by Timberline without cause or by the executive for Good Reason, as such terms are defined in their respective employment agreements, the executive will be entitled to receive payments as set forth in the above discussions, which payments are greater in each case in the event that such termination or resignation is in relation to a change in control transaction.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the stock options granted to our named executive officers, as of September 30, 2020. No stock appreciation rights have been awarded.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Option Exercise Price ($)	Option Expiration Date
Steven Osterberg	250,000 500,000 456,522	$0.40 $0.17 $0.08	7/6/2021 2/2/2023 10/29/2024

Donald McDowell	100,000 456,522	$0.10 $0.08	06/21/2023 10/29/2024

Ted R. Sharp	100,000 152,173	$0.10 $0.08	1/17/2024 10/29/2024

Directors

The following table sets forth the compensation granted to our directors during the fiscal year ended September 30, 2020. Compensation to Directors that are also executive officers is detailed above and is not included on this table.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Leigh Freeman	0	0	23,073	0	0	0	23,073
Paul Dircksen	0	0	19,228	0	0	6,707(1)	25,935
Quinton Hennigh(2)	0	0	0	0	0	0	0
David Mathewson	0	0	21,150	0	0	0	21,150
William Matlack	0	0	25,546	0	0	13,400(3)	38,946

(1) Health care premium reimbursements per Mr. Dircksen’s employment letter prior to his retirement. This reimbursement agreement has no expiration date.

(2) Mr. Hennigh was appointed a director on September 14, 2020 and received no compensation during the fiscal year ended September 30, 2020.

(3) Mr. Matlack received payment for service performed in FY2018, prior to being a director.

Compensation of Directors

Directors that were also executive officers received no monetary compensation for serving as a Director. Non-executive directors are granted non-qualified stock options as compensation. Such stock option awards are determined at the sole discretion of Timberline’s Compensation Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following tables set forth information as of February 19, 2021, regarding the ownership of our common stock by:

•each named executive officer, each director and all of our directors and executive officers as a group; and

•each person who is known by us to own more than 5% of our shares of common stock.

The number of shares beneficially owned and the percentage of shares beneficially owned are based on 113,800,224 shares of common stock outstanding as of February 19, 2021. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Shares subject to options that are exercisable within 60 days following February 19, 2021 are deemed to be outstanding and beneficially owned by the optionee for the purpose of computing share and percentage ownership of that optionee but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, and as affected by applicable community property laws, all persons listed have sole voting and investment power for all shares shown as beneficially owned by them.

DIRECTORS AND EXECUTIVE OFFICERS

Title of Class	Name of Beneficial Owner	Number of Shares of Common Stock/Common Shares Underlying Derivative Securities Beneficially Owned	Percentage of Common Shares**
Common Stock	Leigh Freeman (a)(1) Chairman of the Board, Director	65,066/860,217	*
Common Stock	Patrick Highsmith (b)(13) President & Chief Executive Officer	0/187,500	*

Common Stock	Steve Osterberg (b)(2) VP Exploration, Director	850,069/2,074,931	2.55%
Common Stock	Donald McDowell (b)(3) Director	10,609,200/11,031,522	17.48%
Common Stock	William Matlack (a)(7) Director	17,383,460/20,335,136	20.00%
Common Stock	Paul Dircksen (a)(4) Director	394,228/749,348	1.01%
Common Stock	Dave Mathewson (a)(5) Director	1,375,000/2,434,783	3.31%
Common Stock	Quinton Hennigh (a)(8) Director	70,000/100,000	*
Common Stock	Ted R. Sharp (c)(6) Chief Financial Officer	-/252,173	*
Common Stock	Total Directors and Executive Officers as a group (8 persons)	30,747,023/38,025,610	45.69%

5% STOCKHOLDERS
Title of Class	Name and Address of Beneficial Owner	Number of Shares of Common Stock/Common Shares Underlying Derivative Securities Beneficially Owned	Percentage of Common Shares**
Common Stock	William Matlack (a)(7) Director	17,383,460/20,335,136	20.00%
Common Stock	Americas Gold Exploration, Inc. (3) Donald McDowell 2131 Stone Hill Circle Reno, NV 89519	10,000,000/10,000,000	16.29%
Common Stock	Myrmikan Gold Fund LLC (9) Daniel Oliver Jr. 713 Silvermine Rd., New Canaan, CT 06840	3,500,000/3,500,000	6.02%
Common Stock	Condire Resource Master Partnership (10) John Bateman, 2000 McKinney Ave, Suite 2125, Dallas TX 75201	8,800,000/8,800,000	14.47%
Common Stock	Crescat Global Macro Master Fund LTD Crescat Long/Short Fund LLP Crescat Precious Metals Master Fun LTD Kevin and Linda Smith Living Trust (11) Kevin Smith, 1560 Broadway, Suite 2270, Denver, CO 80202	17,272,727/17,272,727	26.56%
Common Stock	PM&G (12) Ivan Kobayashi P.O Box 2354 Honolulu, HI 96804	3,367,441/3,667,441	5.80%

* less than 1%.

** The percentages listed for each shareholder are based on 113,800,224 shares outstanding as of February 19, 2021 and assume the exercise by that shareholder only of his entire option or warrant, exercisable within 60 days of February [●], 2021.

(a) Director only

(b) Officer and Director

(c) Officer only

(1) A vested option to purchase 250,000 shares was granted to this stockholder on July 6, 2016 with an exercise price of $0.40 per share and an expiration date of July 6, 2021. A vested option to purchase 200,000 shares was granted to this stockholder on February 2, 2018 with an exercise price of $0.17 per share and an expiration date of February 2, 2023. A vested option to purchase 365,217 shares was granted to this stockholder on October 29, 2019 with an exercise price of $0.08 per share and an expiration date of October 29, 2024.

(2)  A vested option to purchase 250,000 shares was granted to this stockholder on July 6, 2016 with an exercise price of $0.40 per share and an expiration date of July 6, 2021. A vested option to purchase 500,000 shares was granted to this stockholder on February 2, 2018 with an exercise price of $0.17 per share and an expiration date of February 2, 2023. A vested option to purchase 456,522 shares was granted to this stockholder on October 29, 2019 with an exercise price of $0.08 per share and an expiration date of October 29, 2024. A vested option to purchase 250,000 shares of the Company’s common stock was granted to this stockholder on October 8, 2020 with an exercise price of $0.25 per share and an expiration date of October 8, 2025. This stockholder acquired units on May 4, 2018 which included 125,000 shares of common stock and 125,000 warrants to acquire one share of common stock with an exercise price of $0.08 and an expiration date of April 30, 2021. This stockholder acquired units on October 29, 2018 which included 187,500 shares of common stock and 187,500 warrants to acquire one share of common stock with an exercise price of $0.14 and an expiration date of October 29, 2021. This stockholder acquired units on March 22, 2019 which included 175,000 shares of common stock and 175,000 warrants to acquire one share of common stock with an exercise price of $0.14 and an expiration date of March 22, 2022. This stockholder acquired units on August 15, 2020 which included 90,909 shares of common stock and 90,909 Series L Warrants exercisable at a price of $0.20 per share that expire on August 15, 2023.

(3)  Mr. McDowell, a director of Timberline, is the principal holder of shares of Americas Gold Exploration, Inc., owning approximately 75% of the voting securities of that company. The shares include 609,200 shares, a vested option to purchase 100,000 shares was granted to this stockholder on June 21, 2018 with an exercise price of $0.10 per share and an expiration date of June 21, 2023, a vested option to purchase 456,522 shares was granted to this stockholder on October 29, 2019 with an exercise price of $0.08 per share and an expiration date of October 29, 2024, and 475,000 warrants to acquire one share of common stock with an exercise price of $0.14 and an expiration date of March 22, 2022, each held personally by Mr. McDowell. Also included are 10,000,000 shares acquirable upon exercise of warrants exercisable at a price of $0.24 per share that expire on August 14, 2021, and 10,000,000 shares acquirable upon exercise of warrants exercisable at a price of $0.14 per share that expire on December 31, 2021.

(4)  A vested option to purchase 200,000 shares was granted to this stockholder on July 6, 2016 with an exercise price of $0.40 per share and an expiration date of July 6, 2021. A vested option to purchase 200,000 shares was granted to this stockholder on February 2, 2018 with an exercise price of $0.17 per share and an expiration date of February 2, 2023. A vested option to purchase 304,348 shares was granted to this stockholder on October 29, 2019 with an exercise price of $0.08 per share and an expiration date of October 29, 2024.

(5)  A vested option to purchase 100,000 shares was granted to this stockholder on June 21, 2018 with an exercise price of $0.10 per share and an expiration date of June 21, 2023. A vested option to purchase 334,873 shares was granted to this stockholder on October 29, 2019 with an exercise price of $0.08 per share and an expiration date of October 29, 2024. This stockholder acquired units on October 29, 2018 which included 875,000 shares of common stock and 875,000 warrants to acquire one share of common stock with an exercise price of $0.14 and an expiration date of October 29, 2021. This stockholder acquired units on March 22, 2019 which included 500,000 shares of common stock and 500,000 warrants to acquire one share of common stock with an exercise price of $0.14 and an expiration date of March 22, 2022.

(6)  A vested option to purchase 100,000 shares was granted to this stockholder on December 31, 2018 with an exercise price of $0.10 per share and an expiration date of December 31, 2023. A vested option to purchase 152,173 shares was granted to this stockholder on October 29, 2019 with an exercise price of $0.08 per share and an expiration date of October 29, 2024.

(7)  A vested option to purchase 404,348 shares was granted to this stockholder on October 29, 2019 with an exercise price of $0.08 per share and an expiration date of October 29, 2024. Includes 2,025,000 shares acquirable upon exercise of warrants exercisable at a price of $0.14 per share that expire on April 30, 2021, 4,000,000 shares acquirable upon exercise of warrants exercisable at a price of $0.09 per share that expire on February 1, 2021, 3,678,979 shares acquirable upon exercise of warrants exercisable at a price of $0.14 per share that expire on October 29, 2021. This stockholder acquired units on October 19, 2019 which included 7,500,000 share of common stock and 3,750,000 warrants exercisable at a price of $0.12 per share that expire on October 15, 2024. This stockholder acquired units on August 15, 2020 which included 818,181 shares of common stock and 818,181 Series L Warrants exercisable at a price of $0.20 per share that expire on August 15, 2023. Mr. Matlack’s warrants include a voluntary provision in which he is prohibited from exercising those warrants if so doing would result in ownership exceeding 20.0%, therefore, the beneficial ownership percentage for Mr. Matlack is limited to the maximum allowed by that provision.

(8) A vested option to purchase 100,000 shares of the Company’s common stock was granted to this stockholder on October 8, 2020 with an exercise price of $0.25 per share and an expiration date of October 8, 2025. This stockholder acquired 70,000 shares of common stock prior to becoming a director of the Company on September 14, 2020.

(9) This stockholder acquired units on August 15, 2020 which included 3,500,000 shares of common stock and 3,500,000 Series L Warrants exercisable at a price of $0.20 per share that expire on August 15, 2023.

(10) This stockholder acquired units on August 15, 2020 which included 8,800,000 shares of common stock and 8,800,000 Series L Warrants exercisable at a price of $0.20 per share that expire on August 15, 2023.

(11) This group of affiliated stockholders acquired units on August 15, 2020 which included 17,272,727 shares of common stock and 17,272,727 Series L Warrants exercisable at a price of $0.20 per share that expire on August 15, 2023.

(12) This stockholder acquired units on August 15, 2020 which included 3,500,000 shares of common stock and 3,500,000 Series L Warrants exercisable at a price of $0.20 per share that expire on August 15, 2023.

 (13) Options to purchase 750,000 shares of the Company’s common stock was granted to this stockholder on October 8, 2020 with an exercise price of $0.25 per share and an expiration date of October 8, 2025. Of these options, 187,500 vested immediately, with 187,500 vesting at each of the following three grant anniversary dates.

We believe that all persons named have full voting and investment power with respect to the shares indicated, unless otherwise noted in the table and the footnotes thereto. Under the rules of the SEC, a person (or group of persons) is deemed to be a “beneficial owner” of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security.

Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as options or warrants to purchase our common stock.

Timberline is not, to the best of our knowledge, directly or indirectly owned or controlled by another corporation or foreign government.

Change in Control

Timberline is not aware of any arrangement that might result in a change in control in the future. Timberline has no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in Timberline’s control.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Transactions with Related Persons

There were no reportable transactions with related parties, including 5% or greater security holders, during the fiscal year ended September 30, 2020, except as noted below.

On October 29, 2019, William Matlack was appointed to our Board of Directors. Mr. Matlack is the lender of two senior unsecured notes payable of $300,000 and $250,000 to Timberline. The notes carry an annual rate of 18%, are due on January 20, 2023 and November 7, 2020, respectively. The $250,000 note was paid in full on September 4, 2020. Mr. Matlack has waived a default condition that currently exists due to us not remitting 25% of equity and other debt financings in payment on the remaining note.

In connection with the definitive agreement dated May 23, 2018 with AGEI for the purchase of our interests in two mineral properties, we paid $100,000, issued 10,000,000 shares of our common stock and issued 5,000,000 Series D-2 warrants to AGEI, for total consideration of $1,146,000. This transaction results in AGEI owning greater than 25% of Timberline if all warrants were exercised. The agreement also requires us to issue an additional 5,000,000 warrants at December 31, 2018, if and when we complete the required 2018 work commitment by that date.

Also in connection with the definitive agreement with AGEI, Mr. Donald J. McDowell and Mr. Dave Mathewson were appointed to Timberline’s Board of Directors on June 21, 2018. Mr. McDowell is the majority owner of AGEI and is the beneficial owner of the majority of the consideration for the Transaction. In connection with the appointments to the Board, we granted each 100,000 stock options to acquire shares of our common stock. The options were valued at $16,000 based upon the closing price of our shares of common stock on the date the options were granted.

On May 8, 2018, two executive officers, Steve Osterberg and Randy Hardy, participated in a private placement offering of units of Timberline, purchasing, in the aggregate, 250,000 units for proceeds of $20,000. Additionally, subsequent to the closing of the offerings, one participating investor, Dave Mathewson was appointed to

Timberline’s Board of Directors. He had purchased 625,000 units for proceeds of $50,000. The participation of our executive officers and Mr. Mathewson was done at the same terms as the other investors in the offering.

Except as indicated herein, no officer, director, promoter, or affiliate of Timberline has or proposes to have any direct or indirect material interest in any asset acquired or proposed to be acquired by Timberline through security holdings, contracts, options, or otherwise. In cases where we have entered into such related party transactions, we believe that we have negotiated consideration or compensation that would have been reasonable if the party or parties were not affiliated or related.

Policy for Review of Related Party Transactions

We have a policy for the review of transactions with related persons as set forth in our Audit Committee Charter and internal practices. The policy requires review, approval or ratification of all transactions in which we are a participant and in which any of our directors, executive officers, significant stockholders or an immediate family member of any of the foregoing persons has a direct or indirect material interest, subject to certain categories of transactions that are deemed to be pre-approved under the policy - including employment of executive officers, director compensation (in general, where such transactions are required to be reported in our proxy statement pursuant to SEC compensation disclosure requirements), as well as certain transactions where the amounts involved do not exceed specified thresholds. All related party transactions must be reported for review by the Audit Committee of the Board of Directors pursuant to the Audit Committee’s charter and the rules of the NYSE American.

Following its review, the Audit Committee determines whether these transactions are in, or not inconsistent with, the best interests of Timberline and its stockholders, taking into consideration whether they are on terms no less favorable to Timberline than those available with other parties and the related person's interest in the transaction. If a related party transaction is to be ongoing, the Audit Committee may establish guidelines for Timberline's management to follow in its ongoing dealings with the related person.

STOCK INCENTIVE PLANS

Stock Incentive Plans

In February 2005, our Board adopted the 2005 Stock Incentive Plan, which was approved by a vote of shareholders at our Annual Meeting of Shareholders on September 23, 2005. This plan authorized the granting of up to 62,500 non-qualified stock options to our officers, directors, and consultants.

On August 31, 2006, our Board of Directors approved an amendment to the Timberline Resources Corporation 2005 Stock Incentive Plan (the “Amended 2005 Plan”) for the purposes of increasing the total number of shares of common stock that may be issued pursuant to Awards granted under the original 2005 plan from 62,500 shares to 229,167 shares and allowing “Ten Percent Shareholders” (as defined in the Amended 2005 Plan) to participate in the plan on the same basis of any other participant. The Amended 2005 Plan was approved by a vote of shareholders at our Annual Meeting of Shareholders on September 22, 2006.

On August 22, 2008, our shareholders approved a proposal for the increase in the total number of shares of common stock that may be issued pursuant to awards granted under the original 2005 plan as previously amended. Following the increase, the plan provided for 583,334 shares of common stock for awards under the plan.

On May 28, 2010, our shareholders approved a proposal for the increase in the total number of shares of common stock that may be issued pursuant to awards granted under the original 2005 plan as previously amended. Following the increase, the plan provides for 833,334 shares of common stock for awards under the plan.

All share amounts included in this section have been revised to reflect a one-for-twelve reverse stock split that was approved by our stockholders and implemented on October 31, 2014.

On August 24, 2015, our Board of Directors approved the 2015 Stock and Incentive Plan, subject to our Stockholders’ approval. The purpose of the 2015 Stock and Incentive Plan is to promote our interests and our

Stockholders’ interests by aiding us in attracting and retaining employees, officers, consultants, advisors and non-employee directors capable of ensuring the future success of Timberline. On September 24, 2015, our stockholders approved the adoption of Timberline’s 2015 Stock and Incentive Plan in which Timberline’s executive officers and directors are participants. This plan replaces our 2005 Stock Incentive Plan, as amended. The aggregate number of shares that may be issued under all stock-based awards made under the 2015 Stock and Incentive Plan is 4 million shares of our common stock.

On December 1, 2018, shareholders approved the new 2018 Incentive Plan. The 2018 Incentive Plan replaced our 2015 Stock and Incentive Plan. Concurrent with the approval of the 2018 Incentive Plan, the 2015 Stock and Incentive Plan was withdrawn for the purposes of issuing new options or equity incentives. There are 8,000,000 Timberline shares issuable under the 2018 Incentive Plan.

Equity Compensation Plans

The following summary information is presented as of September 30, 2020.

	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (a)	Weighted-average exercise price of outstanding options, warrants, and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	5,400,000(1)	$0.09	2,600,000
Equity compensation plans not approved by security holders	Not applicable	Not applicable	Not applicable
TOTAL	5,400,000(1)	$0.09	2,600,000

(1) See “Stock Incentive Plans,” above.

There were no options exercised during the years ended September 30, 2020 and September 30, 2019.

PROPOSAL 2 — RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

What am I voting on?

The Audit Committee has selected Assure CPA LLC to be our Independent Registered Public Accounting Firm for the current fiscal year ending September 30, 2021.

This proposal seeks stockholder ratification of the appointment of Assure CPA LLC

Will a representative of Assure CPA LLC be present at the Meeting?

We do not expect that a representative of Assure CPA LLC will be present at the Meeting.

Information of Independent Registered Public Accounting Firm

Assure CPA LLC was the Independent Registered Public Accounting Firm for Timberline in the fiscal year ended September 30, 2020.

Our financial statements have been audited by Assure CPA LLC, independent registered public accounting firm, for the years ended September 30, 2006 through September 30, 2020.

The following table sets forth information regarding the amount billed to us by our independent auditor, Assure CPA LLC for our two fiscal years ended September 30, 2020 and 2019, respectively:

	Years Ended September 30,
	2020	2019
Audit Fees	$52,847	$45,392
Audit Related Fees	-	-
Tax Fees	8,000	8,142
All Other Fees	1,189	1,270
Total	$62,036	$54,804

Audit Fees

Consist of fees billed for professional services rendered for the audit of our financial statements and review of interim consolidated financial statements included in quarterly reports and services that are normally provided by the principal accountants in connection with statutory and regulatory filings or engagements.

Audit Related Fees

Consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees”.

Tax Fees

Consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include preparation of federal and state income tax returns.

All Other Fees

Consist of fees for product and services other than the services reported above.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

The Audit Committee has adopted procedures requiring the Audit Committee to review and approve in advance, all particular engagements for services provided by Timberline’s independent auditor. Consistent with applicable laws, the procedures permit limited amounts of services, other than audit, review or attest services, to be approved by one or more members of the Audit Committee pursuant to authority delegated by the Audit Committee, provided the Audit Committee is informed of each particular service. All of the engagements and fees for 2020 and 2019 were pre-approved by the Audit Committee. The Audit Committee reviews with Assure CPA LLC whether the non-audit services to be provided are compatible with maintaining the auditor's independence.

Vote Required

The ratification of the appointment of the independent registered public accountant will be approved if a majority of the votes cast, either in person or by proxy, at the Meeting on this proposal vote FOR the proposal.  A properly executed proxy card marked ABSTAIN will not count as a vote cast for or against this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL 3 — ADVISORY VOTE REGARDING EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) was enacted on July 21, 2010.  The Dodd-Frank Act requires that Timberline provide its Stockholders with the opportunity to vote to approve, on an advisory (non-binding) basis, the compensation of Timberline’s named executive officers as disclosed in this Proxy Statement in accordance with applicable SEC rules.

As described in greater detail above under the heading “Executive Compensation” Timberline’s goal for its executive compensation program is to attract, motivate and retain a talented team of executives who will provide leadership for its success, and thereby increase Stockholder value. Timberline believes that its executive compensation program satisfies this goal and is strongly aligned with the long-term interests of its Stockholders. Please see the section “Executive Compensation” and the related compensation tables below for additional details about Timberline’s executive compensation programs, including information about the fiscal 2020 compensation of Timberline’s named executive officers.

At our annual general meeting of Stockholders held September 25, 2017, the Stockholders approved the compensation of Timberline’s named executive officers for the fiscal year ended September 30, 2016 (“Say-on-Pay Vote”).  Stockholders are being asked to vote on executive compensation again at this Meeting.

Timberline is asking its Stockholders to indicate their support for its named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to express their views on Timberline’s named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of Timberline’s named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, Timberline is asking Stockholders to vote “FOR” the following resolution at the Meeting:

“BE IT RESOLVED, that the compensation paid to Timberline’s named executive officers, as disclosed in Timberline’s proxy statement, pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby approved.”

This say-on-pay vote is advisory, and therefore, is not binding on Timberline, the Compensation Committee or the Board. The Board and Timberline’s Compensation Committee value the opinions of Timberline’s Stockholders, and to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, Timberline, the Board and the Compensation Committee will consider the results of the vote in future compensation deliberations.

Vote Required

The approval, on an advisory, non-binding basis, of the Stockholders resolution regarding the compensation of Timberline’s named executive officers as described in this Proxy Statement will be approved if a majority of the votes cast, either in person or by proxy, at the Meeting on this proposal vote FOR the proposal.  A properly executed proxy card marked ABSTAIN will not count as a vote cast for or against this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 4 — OPTION PLAN INCREASE

What am I voting on?

On October 16, 2018, the Board approved the 2018 Incentive Plan, which was subsequently approved by our Stockholders on December 1, 2018.  The 2018 Incentive Plan replaced our 2015 Stock and Incentive Plan.  The 2018 Incentive Plan has 8,000,000 shares of common stock reserved for issuance under awards granted under the plan, including 7,000,000 shares of common stock reserved for incentive stock options.

The Board has voted, subject to the approval of the Stockholders, to increase to the number of shares of common stock reserved for issuance under awards granted under the plan to 15,000,000 shares of common stock, including 10,000,000 shares of common stock reserved for incentive stock options.

The purpose of the 2018 Incentive Plan is to promote our interests and our Stockholders interests by aiding us in attracting and retaining employees, officers, consultants, advisors and non-employee directors capable of assuring the future success of Timberline, to offer such persons incentives to put forth maximum efforts for the success of our business and to compensate such persons through various stock-based arrangements and provide them with opportunities for stock ownership in Timberline, thereby aligning the interests of such persons with our Stockholders.

The Board believes that the current number of shares of common stock available for issuance under the plan is insufficient to meet the above purposes of the plan and is not in line with the compensation practices of Timberline’s peers.  Currently, the number of shares reserved under the plan represents only approximately 7% of Timberline’s issued and outstanding shares.  The Option Plan Increase will change that to approximately 13% of Timberline’s issued and outstanding shares as of the date hereof.  The Board believes this better reflects the compensation goals of Timberline and aligns it with the compensation practices of similarly situated companies in Timberline’s industry.

Participation and Current Reservation of Options and Equity Awards

The shares issuable upon approval of the Option Plan Increase will be available to our directors, executive officers, employees and natural person consultants on the same basis of participation – the discretion of our Compensation Committee in determining the grant of options and equity awards (collectively, "Awards") under the plan on the basis of their judgment as to the best interests of Timberline and the Stockholders.

A letter agreement with Mr. Highsmith agrees to grant him 500,000 options fully vested at an appropriate price preceding the date of granting. This has not been acted upon by the Board of Directors as of the date of this Form 14A, but the letter agreement does provide for such a grant after the date of the Annual General Meeting of shareholders during which an increase in the authorized shares within the 2018 Incentive Plan is approved. There are also contingent provisions for granting Restricted Stock Units (“RSU’s”) to Mr. Highsmith and Mr. Osterberg addressed in their employment agreements, totaling 1,000,000 RSU’s to be granted:

•upon the completion of a Preliminary Economic Assessment on Timberline properties with a net present value of at least $250 million (using a precious metal price consistent with industry standards and approved by the BOD), or

•upon accomplishment of other significant milestones agreed upon by the BOD, or

•upon a change of control under terms that are accretive to the share capital of the Company or as determined by the BOD.

With the exception of the awards provided in Mr. Highsmith’s letter agreement, there are currently no Awards reserved or otherwise set aside to be granted upon approval of the Option Plan Increase, including any Awards to be granted to any executive officer (including any named executive officer), director, nominee for director, employee or any associate of any of the foregoing.  Since Awards are to be granted at the discretion of the Compensation Committee and those grants have not been conducted on a consistent basis in the past, it is not possible to determine at this time the number of Awards that would likely have been granted to any executive officer (including any named executive officer), director, nominee for director, employee or any associate of any of the foregoing had the shares under the Option Plan Increase been in effect during the prior fiscal year.

2018 Incentive Plan Description

The following is a brief summary of the material terms of the 2018 Incentive Plan.  This summary is qualified in its entirety by the full text of the 2018 Incentive Plan which is set out in Appendix "B"

Administration

The Compensation Committee administers the 2018 Incentive Plan and has full power and authority to determine when and to whom Awards will be granted, and the type, amount and other terms and conditions of each Award, consistent with the provisions of the 2018 Incentive Plan. Subject to the provisions of the 2018 Incentive Plan, the Compensation Committee may amend the terms of, or accelerate the exercisability of, an outstanding Award. The Compensation Committee has authority to interpret the 2018 Incentive Plan and establish rules and regulations for the administration of the 2018 Incentive Plan.

The Compensation Committee may delegate its powers under the 2018 Incentive Plan to one or more officers, except that such delegated officers will not be permitted to grant Awards to any members of the Board or executive officers who are subject to Section 16 of the United States Exchange Act of 1934, as amended, or in a manner as would cause the 2018 Incentive Plan not to comply with applicable exchange rules or applicable corporate law.

Eligibility

Any employee, officer, non-employee director, employee, consultant, independent contractor or advisor providing services to Timberline or an affiliate, or any person to whom an offer of employment has been made, and who is selected by the Compensation Committee to participate, is eligible to receive an Award under the 2018 Incentive Plan. As of February [●], 2021, 13 persons were eligible as a class to be selected by the Compensation Committee to receive Awards under the 2018 Incentive Plan.

Shares Available for Awards

The aggregate number of Timberline Shares that may be issued under all stock-based Awards made under the 2018 Incentive Plan is 15,000,000 Timberline Shares.  In addition, no greater than 10,000,000 Timberline Shares may be issued pursuant to the exercise of options under the 2018 Incentive Plan. If Awards under the 2018 Incentive Plan expire or otherwise terminate without being exercised, the Timberline Shares not acquired pursuant to such Awards shall again become available for issuance under the 2018 Incentive Plan. However, under the following circumstances, shares will not again be available for issuance under the 2018 Incentive Plan: (i) shares unissued due to a "net exercise" of a stock option, (ii) any shares withheld or shares tendered to satisfy tax withholding obligations with respect to a stock option or Stock Appreciation Right ("SAR"), (iii) shares covered by a SAR that is not settled in shares upon exercise and (iv) shares repurchased using stock option exercise proceeds.  In addition, Awards that do not entitle the recipient to receive or purchase shares shall not be counted against the number of shares available for issuance under the 2018 Incentive Plan.

Certain Awards under the 2018 Incentive Plan are subject to limitations. Non-employee directors may not be granted awards in any calendar year of more than 500,000 shares. The aggregate number of options granted to any one person (and companies wholly owned by that person) in a 12-month period must not exceed 5% of the issued shares of Timberline, calculated on the date an option is granted to the person (unless Timberline has obtained requisite disinterested Stockholder approval). The aggregate number of options granted to any one consultant in a 12-month period must not exceed 2% of the issued shares of Timberline, calculated at the date an option is granted to the consultant. The aggregate number of options granted to all persons retained to provide investor relations activities must not exceed 2% of the issued shares of Timberline in any 12-month period, calculated at the date an option is granted to any such person.

The Compensation Committee will adjust (i) the number of shares available under the 2018 Incentive Plan, (ii) the number and type of shares subject to outstanding Awards and (iii) the share limits described above in the case of a dividend (other than a regular cash dividend), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-off, repurchase or exchange of shares, or other similar corporate transaction where such an adjustment is necessary to prevent dilution or enlargement of the benefits available under the 2018 Incentive Plan. Any adjustment determination made by the Compensation Committee or the Board shall be final, binding and conclusive.

Dilution Discussion

In setting the number of shares in the Option Plan Increase for which Stockholder approval is being sought, the Compensation Committee and the Board considered, among other factors, the historical amounts of equity awards granted by Timberline and the potential future grants over the next several years. The Committee and the Board also consider recommendations by the CEO for the other named executive officers. With the exception of the awards of options or RSU’s provided in Mr. Highsmith’s letter agreement, neither the Committee nor the Board has authorized specific grants of awards to be made under the 2018 Incentive Plan, subject to Stockholder approval of the Option Plan Increase. However, the Compensation Committee and the Board believe that the shares being requested should be sufficient for Awards under the 2018 Incentive Plan for approximately the next three years.

To reduce the dilutive impact of our equity award grants on our Stockholders' interests, we actively administer our equity grant program to make use of our resources as effective as possible.  Equity awards are generally limited to (1) those positions deemed critical to our future success, (2) individuals whose personal performance makes them highly valuable to us, and (3) essential new hires.

Type of Awards and Terms and Conditions

The 2018 Incentive Plan provides that the Compensation Committee may grant awards to eligible participants in any of the following forms, subject to such terms, conditions and provisions as the Compensation Committee may determine to be necessary or desirable:

•stock options, including both incentive stock options ("ISOs") and non-qualified stock options (together with ISOs, "options");

•stock appreciation rights (“SAR's”);

•restricted stock;

•restricted stock units – RSU’s;

•performance awards;

•dividend equivalents; and

•other stock-based awards.

Options and SARs

The holder of an option is entitled to purchase a number of shares of our common stock at a specified exercise price during a specified time period, all as determined by the Compensation Committee. The holder of a SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date) of a specified number of shares of our common stock over the grant price of the SAR.

Exercise Price. The Compensation Committee has the discretion to determine the exercise price and other terms of options and SARs, except that the exercise price will in no event be less than 100% of the fair market value per share of our common stock underlying the Award on the date of grant, unless such option or SAR is granted in substitution for an option or SAR previously granted by a merged or acquired entity. Without the approval of stockholders, we will not amend or replace previously granted options or SARs in a transaction that constitutes a "repricing" as discussed in the 2018 Incentive Plan.

Vesting. The Compensation Committee has the discretion to determine when and under what circumstances an option or SAR will vest.

Exercise. The Compensation Committee has the discretion to determine the method or methods by which an option or SAR may be exercised, which methods may include a net exercise. The Compensation Committee is not authorized under the 2018 Incentive Plan to accept a promissory note as consideration.

Expiration. Options and SARs will expire at such time as the Compensation Committee determines; provided, however, that no option or SAR may be exercised more than ten years from the date of grant, except that, in the case of an ISO held by a 10% stockholder, the option may not be exercised more than five years from the date of grant.

Special Limitations on ISOs. In the case of a grant of an option intended to qualify as an ISO, no such option may be granted to a participant who owns, at the time of the grant, stock representing more than 10% of the total combined voting power of all classes of our stock or our subsidiaries unless the exercise price per share of our common stock subject to such ISO is at least 110% of the fair market value per share of our common stock on the date of grant, and such ISO award is not exercisable more than five years after its date of grant. In addition, options designated as ISOs shall not be eligible for treatment under the Internal Revenue Code as ISOs to the extent that either: (i) the aggregate fair market value of shares of common stock (determined as of the time of grant) with respect to which such ISOs are exercisable for the first time by the participant during any calendar year exceeds $100,000 or (ii) such ISOs otherwise remain exercisable but are not exercised within three months after termination of employment (or such other period of time provided in Section 422 of the Internal Revenue Code).

Restricted Stock and Restricted Stock Units

The holder of restricted stock will own shares of our common stock subject to restrictions imposed by the Compensation Committee for a specified time period determined by the Compensation Committee. The holder of restricted stock units will have the right, subject to restrictions imposed by the Compensation Committee, to receive shares of our common stock at some future date determined by the Compensation Committee. The grant, issuance, retention, vesting and/or settlement of restricted stock and restricted stock units will occur at such times and in such installments as determined by the Compensation Committee. The Compensation Committee will have the right to make the timing of the grant and/or the issuance, ability to retain, vesting and/or settlement of restricted stock and restricted stock units subject to continued employment, passage of time and/or such performance conditions as are deemed appropriate by the Compensation Committee.  Unless otherwise specified by the Compensation Committee, upon a participant ceasing to provide service as an employee or a non-employee director, all unvested shares of restricted stock and restricted stock units shall be forfeited and reacquired by us.

Dividend Equivalents

The holder of a dividend equivalent will be entitled to receive payments (in cash, shares of our common stock, other securities or other property) equivalent to the amount of cash dividends paid by us to our stockholders, with respect to the number of shares determined by the Compensation Committee. Dividend equivalents will be subject to other terms and conditions determined by the Compensation Committee, but the Compensation Committee may not (i) grant dividend equivalents in connection with options or SARs or (ii) pay a dividend equivalent with respect to an award prior to the date on which all performance-based conditions or restrictions on such award have been satisfied, waived or lapsed.

Performance Awards

The Compensation Committee may grant performance awards denominated or payable in cash, shares (including restricted stock and RSU awards), other securities, other awards or other property under the 2018 Incentive Plan. A performance award will be conditioned upon the achievement of one or more objective performance goals established by the Compensation Committee.

Other Stock-Based Awards

The Compensation Committee is also authorized to grant other types of Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of our common stock, subject to terms and conditions determined by the Compensation Committee and the limitations in the 2018 Incentive Plan. No other stock-based awards shall contain a purchase right or option-like exercise feature.

Duration, Termination and Amendment

The 2018 Incentive Plan has a term of ten years, unless terminated earlier by the Board. The Board may at any time and from time to time and in any respect amend or modify the 2018 Incentive Plan. The Board shall require the approval of any amendment or modification of the 2018 Incentive Plan that would:  (i) be required under the listing requirements of the TSX Venture Exchange or another exchange or securities market on which our shares are then listed for trading, (ii) increase the number of shares authorized under the 2018 Incentive Plan, (iii) increase the annual participant share limits or annual cash award limits, (iv) permit a repricing of options or SARs, (v) permit the award of options or SARs with an exercise price less than 100% of the fair market value of a share on the date of grant, or (vi) increase the maximum term of options or SARs. No amendment or modification of the 2018 Incentive Plan may be made that would adversely affect any outstanding award without the consent of the participant or the current holder of the award.

Certain U.S. Federal Income Tax Consequences Applicable to the 2018 Incentive Plan

The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards under the 2018 Incentive Plan

Grant of Options and SARs.  The grant of a stock option (either an incentive stock option or a non-qualified stock option) or SAR is not expected to result in any taxable income for the recipient.

Exercise of Incentive Stock Options.  Upon the exercise of an incentive stock option, no taxable income is realized by the optionee for purposes of regular federal income tax.  However, the optionee may be required to recognize income for purposes of the alternative minimum tax ("AMT").  If stock is issued to the optionee pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (1) upon the sale of such shares, any amount realized in excess of the option price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (2) Timberline will not be entitled to a deduction for federal income tax purposes.

If the stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of either holding period described above, generally (1) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the option price paid for such shares, and (2) Timberline will be entitled to deduct such amount for federal income tax purposes if the amount represents an ordinary and necessary business expense.  Any further gain (or loss) realized by the optionee will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by Timberline.

Exercise of Non-Qualified Stock Options and SARs.  Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of common stock acquired on the date of exercise over the exercise price, and Timberline generally will be entitled at that time to an income tax deduction for the same amount.  Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of common stock received are taxable to the recipient as ordinary income and generally are deductible by Timberline.

The tax consequence upon a disposition of shares acquired through the exercise of a non-qualified stock option or SAR will depend on how long the shares have been held.  Generally, there will be no tax consequence to Timberline in connection with the disposition of shares acquired under a non-qualified stock option or SAR.

Restricted Stock.  Recipients of grants of restricted stock generally will be required to include as taxable ordinary income the fair market value of the restricted stock at the time it is no longer subject to a substantial risk of forfeiture.  However, an award holder who makes an 83(b) election within 30 days of the date of grant of the restricted stock will incur taxable ordinary income on the date of grant equal to the fair market value of such shares of restricted stock (determined without regard to forfeiture restrictions).  With respect to the sale of shares after the forfeiture restrictions have expired, the holding period to determine whether the award recipient has long-term or short-term capital gain or loss generally begins when the restrictions expire, and the tax basis for such shares will generally be based on the fair market value of the shares on that date.  However, if the award holder made an 83(b) election as described above, the holding period commences on the date of such election, and the tax basis will be equal to the fair market value of the shares on the date of the election (determined without regard to the forfeiture restrictions on the shares).  Dividends, if any, that are paid or accrued while the restricted stock is subject to a substantial risk of forfeiture will also be taxed as ordinary income.  Timberline will be entitled to an income tax deduction equal to amounts the award holder includes in ordinary income at the time of such income inclusion.

Restricted Stock Units, Performance Awards and Dividend Equivalents.  Recipients of grants of RSU’s, performance awards or dividend equivalents (collectively, "deferred awards") will not incur any federal income tax liability at the time the deferred awards are granted.  Deferred award holders will recognize ordinary income equal to (a) the amount of cash received under the terms of the deferred award or, as applicable, (b) the fair market value of the shares received (determined as of the date of receipt) under the terms of the deferred award.  Dividend equivalents received with respect to any deferred award will also be taxed as ordinary income.  Cash or shares to be received pursuant to a deferred award generally become payable when applicable forfeiture restrictions lapse; provided, however, that, if the terms of the deferred award so provide, payment may be delayed until a later date to the extent permitted under applicable tax laws.  Timberline will be entitled to an income tax deduction for any amounts included by the deferred award holder as ordinary income.  For deferred awards that are payable in shares, the participant's tax basis in the shares received pursuant thereto will be equal to the fair market value of the shares at the time the shares become payable.  Upon the sale of the shares, appreciation (or depreciation) after the shares are paid is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Income Tax Deduction.  Subject to the usual rules concerning reasonable compensation, including our obligation to withhold or otherwise collect certain income and payroll taxes, Timberline generally will be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the 2018 Incentive Plan.   However, Section 162(m) of the Code generally limits to $1,000,000 the amount that a publicly-held corporation is allowed each year to deduct for the compensation paid to each of the corporation's chief executive officer, the chief financial officer and the corporation's other three most highly compensated executive officers.

Delivery of Shares for Tax Obligation.  Under the 2018 Incentive Plan, the Committee may permit participants receiving or exercising awards, subject to the discretion of the Committee and upon such terms and conditions as it may impose, to deliver shares of common stock (either shares received upon the receipt or exercise of the award or shares previously owned by the participant) to Timberline to satisfy federal and state tax obligations.

Section 409A of the Internal Revenue Code.  The Committee will administer and interpret the 2018 Incentive Plan and all award agreements in a manner consistent with the intent to satisfy the requirements of Section 409A of the Internal Revenue Code to avoid any adverse tax results thereunder to a holder of an award.  If any provision of the 2018 Incentive Plan or any award agreement would result in such adverse consequences, the Committee may amend that provision or take other necessary action to avoid any adverse tax results, and no such action will be deemed to impair or otherwise adversely affect the rights of any holder of an award under the 2018 Incentive Plan.

Special Rules for Executive Officers and Directors Subject to Section 16 of the Exchange Act.  Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, shares received through exercise or payout of a non-qualified option, an incentive stock option (for purposes of the AMT only), an SAR or a RSU, and any shares of restricted stock that vest, may be treated as restricted property for purposes of Section

83 of the Internal Revenue Code if the recipient has had a non-exempt acquisition of shares of Company stock within the six months prior to the exercise, payout or vesting. Accordingly, the amount of any ordinary income recognized and the amount of Timberline's income tax deduction will be determined as of the end of that period unless a special election is made by the recipient pursuant to Section 83(b) of the Internal Revenue Code to recognize income as of the date the shares are received.

Required Vote

The Option Plan Increase will be approved if a majority of the votes cast, either in person or by proxy, at the Meeting on this proposal vote FOR the proposal.  A properly executed proxy card marked ABSTAIN will not count as a vote cast for or against this proposal.

THE BOARD RECOMMENDS A VOTE "FOR" THE OPTION PLAN INCREASE.

PROPOSAL 5 — AUTHORIZED SHARE INCREASE

Introduction

Our Board has unanimously adopted resolutions (1) declaring an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock from 200,000,000 to 500,000,000 as advisable (such amendment as shown in Appendix C), and (2) directing that a proposal to approve such Authorized Share Increase be submitted to the holders of our common stock for approval.

Why did the Board approve the Authorized Share Increase?

Based on our current authorized capital of 200,000,000 shares of common stock, [113,800,224] shares of common stock issued and outstanding on February 25, 2021, 75,634,670 shares of common stock issuable upon exercise of outstanding warrants and 5,400,000 shares of common stock reserved for issuance pursuant to our outstanding incentive awards, we do not currently have sufficient authorized capital to meet our ongoing capital raising requirements.  The Board determined that it is in the best interests of Timberline and the Stockholders to increase the authorized share capital to 500,000,000 to ensure Timberline has sufficient available shares of common stock to conduct necessary future capital raising transactions, undertake strategic acquisitions and meet its executive compensation goals.

What is the purpose of the Authorized Share Increase?

The Board recommends the Authorized Share Increase for the following reasons:

•	To permit Timberline to make future issuances or exchanges of common stock for capital raising purposes or to restructure outstanding securities of Timberline; and

•	To permit Timberline to make future issuances of options, warrants and other convertible securities.

What could happen if the stockholders do not approve the Authorized Share Increase?

If we do not increase our authorized shares of common stock, we may be unable to conduct further offerings of our equity securities to raise additional capital to implement our business plan or to further our corporate objectives. Without the necessary capital we may be forced to curtail our planned activities which will negatively impact our results of operations and could affect our ability to continue as a going concern.

If the stockholders approve the Authorized Share Increase, does Timberline have plans for future issuances of shares of common stock?

Given Timberline’s current available capital, its cash and cash equivalents, its history of operating at a loss and its need for additional capital to implement its plan of operations, Timberline anticipates that it will be required to commence an offering of its equity securities at some time in the future. As of the date of this Proxy Statement, Timberline has not entered into any formal agreements with respect to the securities it might offer or the terms and conditions of such an offering, but Timberline anticipates that the securities it offers might consist of units, shares of common stock, common stock purchase warrants, convertible debt or other derivative securities of Timberline. Such securities would be offered at a price negotiated at arm’s length under the then-current market conditions existing at the time of pricing such as offering.

We anticipate that the offering, if conducted, will be an offering of common stock, warrants or a combination thereof. The offering would be made to third party investors, potentially pursuant to a best-efforts placement agency agreement with a FINRA-registered broker dealer. As of the date of this Proxy Statement, the size, pricing and other terms of a potential offering, if any, have not been determined and, when required, there can be no guarantee that we will be able to complete the offering.

Approval of the Authorized Share Increase will provide us with the necessary flexibility to raise capital and restructure our capital using equity, if and when the opportunities arise.

If the Authorized Share Increase is approved and we engage in one or more transactions involving the issuance of our equity securities, current stockholders of Timberline may be substantially diluted as a result of such future issuances.

This Proxy Statement does not constitute an offer of any securities for sale or a solicitation of an offer to buy any securities.

What amendments are being made to the Certificate of Incorporation?

The second paragraph of Article V of the Certificate of Incorporation which currently reads as follows:

“The total number of shares of common stock that the Corporation will have authority to issue is 200,000,000 (Two Hundred Million). The shares shall have $0.001 par value. All of the common stock authorized herein shall have equal voting rights and powers without restrictions in preference.”

shall be amended to read as follows:

“The total number of shares of common stock that the Corporation will have authority to issue is 500,000,000 (Five Hundred Million). The shares shall have $0.001 par value. All of the common stock authorized herein shall have equal voting rights and powers without restrictions in preference.”

Does the Board recommend approval of the Authorized Share Increase?

Yes. After considering the entirety of the circumstances, the Board has unanimously concluded that the Authorized Share Increase is in the best interests of Timberline and the Stockholders and the Board unanimously recommends that Timberline’s stockholders vote in favor of the Authorized Share Increase.

Possible Anti-Takeover Implications of the Authorized Share Increase

Timberline has no intent or plan to employ the additional unissued authorized shares as an anti-takeover device. As indicated above, the purpose of the Authorized Share Increase is to ensure that we have sufficient authorized common stock to, among other things, consummate future equity financings. However, Timberline’s authorized but unissued shares of common stock could (within the limits imposed by applicable laws) be issued in one or more transactions that could make a change of control more difficult and therefore more unlikely.

Our Board did not propose the Authorized Share Increase in response to any effort known to our Board to accumulate common stock or to obtain control of Timberline by means of a merger, tender offer or solicitation in opposition to management. Further, our Board does not currently contemplate recommending the adoption of any other amendments to our Certificate of Incorporation that could be construed as limiting the ability of third parties to take over or effect a change of control.

The issuance in the future of additional authorized shares of common stock may have the effect of diluting the earnings or loss per share and book value per share, as well as the ownership and voting rights of the holders of our then-outstanding shares of common stock. In addition, an increase in the number of authorized but unissued shares of common stock may have a potential anti-takeover effect, as our ability to issue additional shares could be used to thwart persons, or otherwise dilute the stock ownership of stockholders, seeking to control us. The Authorized Share Increase is not being recommended by our Board as part of an anti-takeover strategy.

No Effect on Authorized Preferred Stock

Pursuant to our Certificate of Incorporation, our capital stock consists of a total of 210,000,000 authorized shares, of which 200,000,000 shares, par value $0.001 per share, are designated as common stock and 10,000,000 shares, par value $0.001 per share, are designated as preferred stock. The proposed Authorized Share Increase would not impact the total authorized number of shares of preferred stock or the par value of the preferred stock. There are currently no shares of preferred stock issued or outstanding.

Effect on Dividends

The payment of dividends, including the timing and amount dividends, must be made in accordance with our Certificate of Incorporation and the requirements of the DGCL. We cannot assure you that any dividends will be paid in the future on the shares of common stock. Any declaration and payment of future dividends to holders of our common stock will be at the discretion of our Board and will depend on many factors, including our financial condition, earnings, capital requirements, level of indebtedness, statutory future prospects and contractual restrictions applicable to the payment of dividends, and other considerations that our Board deems relevant.

Interests of Directors and Executive Officers

Our directors and executive officers do not have substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our common stock or any other of our securities.

Reservation of Right to Delay the Filing of, or Abandon the Authorized Share Increase

We reserve the right to delay the filing of, or abandon, the Authorized Share Increase without further action by our stockholders at any time before October 14, 2021, even if the Authorized Share Increase has been approved by our stockholders at the Meeting. By voting in favor of the Authorized Share Increase, you are expressly also authorizing our Board to delay (until October 14, 2021) or abandon the Authorized Share Increase if it determines, in its sole discretion, that such action is in the best interests of Timberline and its stockholders.

Effective Date

Delaware law and our Certificate of Incorporation require stockholder approval of the amendment effecting the Authorized Share Increase. If the amendment is approved by a majority of the outstanding shares entitled to vote thereon and our Board determines to proceed with the Authorized Share Increase, we will amend Article V to increase the number of authorized common stock as described above. The Authorized Share Increase will become effective upon the filing of the Authorized Share Increase with the Delaware Secretary of State. The only change in our Certificate of Incorporation to effect the Authorized Share Increase would be the numeric change required to reflect the increase of the number of authorized shares of our common stock.

No Dissenters’ Rights

Our stockholders are not entitled to dissenters’ rights in connection with the Authorized Share Increase. Furthermore, we do not intend to independently provide our stockholders with any such rights.

Vote Required

The Authorized Share Increase will be approved if a majority of the Timberline Shares issued and outstanding as of the record date vote FOR the proposal.  A properly executed proxy card marked ABSTAIN will have the same effect as a vote AGAINST this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO EFFECT THE AUTHORIZED SHARE INCREASE.

OTHER MATTERS

Householding Information

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●

If the shares are registered in the name of the stockholder, the stockholder should contact us at Timberline Resources Corp., 101 East Lakeside Avenue, Coeur d’Alene, Idaho 83814, to inform us of their request; or

●	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file annual and quarterly reports and other reports and information with the SEC. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the Securities and Exchange Commission, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549-1004. We can distribute to our stockholders the annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s site on the Internet, located at www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to Timberline Resources Corp., 101 East Lakeside Avenue, Coeur d’Alene, Idaho 83814, Attn: Secretary.

APPENDICES

APPENDIX AForm of Proxy Card

APPENDIX B2018 Incentive Plan

APPENDIX CCertificate of Amendment

By Order of the Board of Directors,

/s/ Patrick Highsmith

Patrick Highsmith
Chief Executive Officer

Timberline Resources Corporation

101 East Lakeside Avenue

Coeur d’Alene, Idaho 83814

March 4, 2021

Please sign and return the enclosed form of proxy promptly.  If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your shares in person.

APPENDIX A

ANNUAL MEETING OF STOCKHOLDERS OF

TIMBERLINE RESOURCES CORPORATION

The undersigned appoints Patrick Highsmith, Chief Executive Officer of Timberline Resources Corporation and Ted R. Sharp, Chief Financial Officer of Timberline Resources Corporation, with full power of substitution, the attorney and proxy of the undersigned, to attend the annual meeting of shareholders of Timberline Resources Corporation, to be held April 14, 2021 beginning at 10:00 a.m., Pacific Daylight Time, at 101 East Lakeside Avenue, Coeur d’Alene, Idaho 83814, and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the proxy statement sent to stockholders, a copy of which has been received by the undersigned, as follows:

OUR RECORDS STATE THAT YOUR NAME AND SHAREHOLDINGS ARE AS FOLLOWS:

[PASTE LABEL HERE]

PLEASE SIGN YOUR PROXY BELOW (JOINT HOLDERS MUST BOTH SIGN):

Signature of Stockholder: ____ Date: ________

Print Name: ____

Title: ____

Signature of Stockholder: ____ Date: ________

Print Name: ____

Title: ____

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

APPENDIX B

B - 1

TIMBERLINE RESOURCES CORPORATION

2018 STOCK AND INCENTIVE PLAN

Section 1. Purpose

The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors and non-employee Directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company's business and to compensate such persons through various stock and cash -based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company's stockholders.

Section 2. Definitions

As used in the Plan, the following terms shall have the meanings set forth below.  Terms capitalized but not defined herein shall have the meanings given to them in TSX Venture Exchange Policy 4.4 – Incentive Stock Options and Policy 1.1 - Interpretation:

(a) "Affiliate" shall mean any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company.

(b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent or Other Stock-Based Award granted under the Plan.

(c) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan (including a document in an electronic medium) executed in accordance with the requirements of Section 9(b).

(d) "Board" shall mean the Board of Directors of the Company.

(e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(f) "Committee" shall mean the Compensation Committee of the Board or such other committee designated by the Board to administer the Plan.  The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a "non-employee director" within the meaning of Rule 16b-3.

(g) "Company" shall mean Timberline Resources Corporation and any successor corporation.

(h) "Consultant" means, in relation to the Company, an individual (other than an Employee or a Director of the Company) or company that is wholly-owned by an individual that:

(i)is engaged to provide on an ongoing bona fide basis, consulting, technical, management or other services to the Company or to an Affiliate of the Company, other than services provided in relation to a Distribution;

(ii)provides the services under a written contract between the Company or the Affiliate and the individual or the Company, as the case may be;

(iii)in the reasonable opinion of the Company, spends or will spend a significant amount of time and attention on the affairs and business of the Company or an Affiliate of the Company; and

(iv)has a relationship with the Company or an Affiliate of the Company that enables the individual to be knowledgeable about the business and affairs of the Company.

(i)  "Director" means a director, senior officer or Management Company Employee of the Company.

(j) "Dividend Equivalent" shall mean any right granted under Section 6(e) of the Plan.

(k)  "Eligible Person" shall mean any Consultant, Employee or Director of the Company.

(l) "Employee" means:

(i)an individual who is considered an employee of the Company or its subsidiary under the Income Tax Act (Canada) (and for whom income tax, employment insurance and CPP deductions must be made at source);

(ii)an individual who works full-time for the Company or its subsidiary providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source; or

(iii)an individual who works for the Company or its subsidiary on a continuing and regular basis for a minimum amount of time per week (the number of hours should be disclosed in the submission) providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source.

(m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

(n) "Fair Market Value" with respect to of one Share as of any date shall mean (a) if the Share is listed on any established stock exchange, the then most recent closing price of one Share on such exchange immediately prior to the later of (a) the date of the news release announcing the grant; or (b) the date of approval by the Board, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of Shares shall have occurred on such date, on the next most recent date on which there was a sale of Shares; (b) if the Shares are not so listed on any established stock exchange, the average of the closing "bid" and "asked" prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes for a Share; or (c) if the Shares are not publicly traded as of such date, the per share value of a Share, as determined by the Board, or any duly authorized Committee of the Board, in its sole discretion, by applying principles of valuation with respect thereto.

(o) "Full Value Award" shall mean any Award other than an Option, Stock Appreciation Right or similar Award, the value of which is based solely on an increase in the value of the Shares after the date of grant of such Award.

(p) "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

(q)  "Non-Qualified Stock Option" shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(r) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option to purchase shares of the Company.

(s) "Other Stock-Based Award" shall mean any right granted under Section 6(f) of the Plan.

(t) "Participant" shall mean an Eligible Person designated to be granted an Award under the Plan.

(u) "Performance Award" shall mean any right granted under Section 6(d) of the Plan.

(v)  "Person" shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

(w) "Plan" shall mean the Timberline Resources Corporation 2018 Stock and Incentive Plan, as amended from time to time.

(x)  "Prior Stock Plan" shall mean the Timberline Resources Corporation 2015 Stock and Incentive Plan, as amended from time to time.

(y) "Restricted Stock" shall mean any Share granted under Section 6(c) of the Plan.

(z) "Restricted Stock Unit" shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

(aa) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

(bb)    "Section 409A" shall mean Section 409A of the Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder.

(cc)   "Securities Act" shall mean the Securities Act of 1933, as amended.

(dd)   "Share" or "Shares" shall mean common shares $0.001 par value in the capital of the Company (or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan).

(ee)   "Specified Employee" shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code or applicable proposed or final regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.

(ff)   "Stock Appreciation Right" shall mean any right granted under Section 6(b) of the Plan.

Section 3. Administration

(a)   Power and Authority of the Committee. The Plan shall be administered by the Committee.  Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to:  (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including any terms relating to the forfeiture of any Award and the forfeiture, recapture or disgorgement of any cash, Shares or other amounts payable with respect to any Award; (v) amend the terms and conditions of any Award or Award Agreement, subject to the limitations under Section 7; (vi) accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award, subject to the limitations in Section 7, (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property (excluding promissory notes), or canceled, forfeited or suspended, subject to the limitations in Section 7; (viii) determine whether, to what extent and under what circumstances amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee, subject to the requirements of Section 409A; (ix)  interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (xii) adopt such modifications, rules, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non-United States jurisdictions.  Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.

(b)   Delegation.  The Committee may delegate to one or more officers or Directors of the Company, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion, the authority to grant Awards; provided, however, that the Committee shall not delegate such authority (i) with regard to grants of Awards to be made to officers of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or (ii) in such a manner as would cause the Plan not to comply with the requirements of applicable exchange rules or applicable corporate law.

(c)   Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, (i) the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Rule 16b-3); and (ii) only the Committee (or another committee of the Board comprised of directors who qualify as independent directors within the meaning of the independence rules of any applicable securities exchange where the Shares are then listed) may grant Awards to Directors who are not also employees of the Company or an Affiliate

(d)   Indemnification.  To the full extent permitted by law, (i) no member of the Board, the Committee or any person to whom the Committee delegates authority under the Plan shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award made under the Plan, and (ii) the members of the Board, the Committee and each person to whom the Committee delegates authority under the Plan shall be entitled to indemnification by the Company with regard to such actions and determinations.  The provisions of this paragraph shall be in addition to such other rights of indemnification as a member of the Board, the Committee or any other person may have by virtue of such person's position with the Company.

(e)   General.  Notwithstanding the foregoing, if and for so long as the Company is listed on the TSX Venture Exchange, the provisions of this Plan and the grant of Awards shall be subject to the policies and (if and as applicable) approval of the TSX Venture Exchange.

Section 4. Shares Available for Awards

(a)   Shares Available.  Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall equal:

(i)8,000,000 Shares, of which no greater than 7,000,000 Shares may be issued pursuant to the exercise of Options.

The aggregate number of Shares that may be issued under all Awards under the Plan shall be reduced by Shares subject to Awards issued under the Plan in accordance with the Share counting rules described in Section 4(b) below.

(b)   Counting Shares.  For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares or if an Award is a Full Value Award, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

(i)Shares Added Back to Reserve.  Subject to the limitations in (ii) below, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company (including any Shares withheld by the Company or Shares tendered to satisfy any tax withholding obligation on Full Value Awards or Shares covered by an Award that are settled in cash, or if an Award otherwise terminates or is cancelled without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan.

(ii)Shares Not Added Back to Reserve.  Notwithstanding anything to the contrary in (i) above, the following Shares will not again become available for issuance under the Plan: (A) any Shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a "net exercise" pursuant to Section 6(a)(iii)(B) or any Shares tendered in payment of the exercise price of an Option; (B) any Shares withheld by the Company or Shares tendered to satisfy any tax withholding obligation with respect to an Option or Stock Appreciation Right; (C) Shares covered by a stock-settled Stock Appreciation Right issued under the Plan that are not issued in connection with settlement in Shares upon exercise; or (D) Shares that are repurchased by the Company using Option exercise proceeds.

(iii)Cash-Only Awards.  Awards that do not entitle the holder thereof to receive or purchase Shares shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(iv)Substitute Awards Relating to Acquired Entities.  Shares issued under Awards granted in in substitution for awards previously granted by an entity that is acquired by or merged with the Company or an Affiliate shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(c)   Adjustments.  In the event that any dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award and (iv) the limitations contained in Section 4(d)(i) below; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.  Such adjustment shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive.

(d)   Award Limitations Under the Plan.  The limitation contained in this Section 4(d) shall apply only with respect to any Award or Awards granted under this Plan, and limitations on awards granted under any other shareholder-approved incentive plan maintained by the Company will be governed solely by the terms of such other plan.

(i)Limitation Awards Granted to Non-Employee Directors.  No Director who is not also an employee of the Company or an Affiliate may be granted any Award or Awards denominated in Shares that exceed in the aggregate 500,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any calendar year.  The foregoing limit shall not apply to any Award made pursuant to any election by the Director to receive an Award in lieu of all or a portion of annual and committee retainers and annual meeting fees.

(ii)The aggregate number of Options granted to any one Person (and Companies wholly owned by that Person) in a 12 month period must not exceed 5% of the issued shares of the Company, calculated on the date an option is granted to the Person (unless the Company has obtained the requisite disinterested Shareholder approval).

(iii)The aggregate number of options granted to any one Consultant in a 12 month period must not exceed 2% of the issued shares of the Company, calculated at the date an option is granted to the Consultant.

(iv)The aggregate number of options granted to all Persons retained to provide Investor Relations Activities must not exceed 2% of the issued shares of the Company in any 12 month period, calculated at the date an option is granted to any such Person.

Section 5.   Eligibility

Any Eligible Person shall be eligible to be designated as a Participant.  In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant.  Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and Directors, and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision.  For Options granted to Employees, Consultants or Management Company Employees, the Company and the Optionee are responsible for ensuring and confirming that the Optionee is a bona fide Employee, Consultant or Management Company Employee, as the case may be.

Section 6.   Awards

(a)   Options.  The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)Exercise Price.  The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.  Disinterested Shareholder approval will be obtained for any reduction in the exercise price if the Optionee is an Insider of the Company at the time of the proposed amendment.

(ii)Option Term.  The term of each Option shall be fixed by the Committee at the date of grant but shall not be longer than 10 years from the date of grant.  Notwithstanding the foregoing, the Committee may provide in the terms of an Option (either at grant or by subsequent modification) that, to the extent consistent with Section 409A, in the event that on the last business day of the term of an Option (other than an Incentive Stock Option) (i) the exercise of the Option is prohibited by applicable law or (ii) Shares may not be purchased or sold by a Participant due to a "black-out period" formally implemented by the Company reflecting the existence of bona fide material undisclosed information of a Company policy or a "lock-up" agreement undertaken in connection with an issuance of securities by the Company, the term of the Option shall be extended for a period of not more than ten (10) days following the end of the black-out period, which black-out period must expire on the day following dissemination of a news release disclosing the applicable material information.  If a provision is included that the Participant's heirs or administrators can exercise any portion of the outstanding Option in accordance with section Section 6(g)(iv), the period in which they can do so must not exceed one year from the Participant's death.  Any options granted to any Participant who is a Director, Employee, Consultant or Management Company Employee must expire within a reasonable period following the date the Participant ceases to be in that role, which period may not exceed 12 months.

(iii)Time and Method of Exercise.  The Committee shall determine the time or times at which an Option may be exercised in whole or in part. The exercise price of an Option must be paid in cash by way of certified cheque, wire transfer or bank draft.

(iv)Incentive Stock Options.  Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

(A)The aggregate number of Shares that may be issued under all Incentive Stock Options under the Plan shall be 7,000,000 Shares.

(B)The Committee will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000.

(C)All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the stockholders of the Company.

(D)Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, such Incentive Stock Option shall expire and no longer be exercisable no later than five years from the date of grant.

(E)The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, the purchase price per Share purchasable under an

Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option.

(F)Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

(b)   Stock Appreciation Rights.  The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement.  A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate.  Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee (except that the term of each Stock Appreciation Right shall be subject to the same limitations in Section 6(a)(ii) applicable to Options).  The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

(c)   Restricted Stock and Restricted Stock Units.  The Committee is hereby authorized to grant an Award of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)Restrictions.  Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.  Notwithstanding the foregoing, rights to dividend or Dividend Equivalent payments shall be subject to the limitations described in Section 6(e).

(ii)Issuance and Delivery of Shares.  Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company or held in nominee name by the stock transfer agent or brokerage service selected by the Company to provide such services for the Plan.  Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.  Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered (including by updating the book-entry registration) to the Participant promptly after the applicable restrictions lapse or are waived.  In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted.  Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

(iii)Forfeiture.  Except as otherwise determined by the Committee or as provided in an Award Agreement, upon a Participant's termination of employment or resignation or removal as a Director (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by such Participant at such time shall be forfeited and reacquired by the Company; provided, however, that the Committee may waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

(d)   Performance Awards.  The Committee is hereby authorized to grant to Eligible Persons Performance Awards under the Plan that (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of one or more objective performance goals during such performance periods as the Committee shall establish.  Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.

(e)   Dividend Equivalents.  The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee.  Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.  Notwithstanding the foregoing, (i) the Committee may not grant Dividend Equivalents to Eligible Persons in connection with grants of Options, Stock Appreciation Rights or other Awards the value of which is based solely on an increase in the value of the Shares after the date of grant of such Award, and (ii) no dividend or Dividend Equivalent payments shall be made to a Participant with respect to any Performance Award or other Award subject to performance-based vesting conditions prior to the date on which all conditions or restrictions relating to such Award (or portion thereof to which the dividend or Dividend Equivalent relates) have been satisfied, waived or lapsed.

(f) Other Stock-Based Awards.  The Committee is hereby authorized to grant to Eligible Persons such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan.  The Committee shall determine the terms and conditions of such Awards, subject to the terms of the Plan and any applicable Award Agreement.  No Award issued under this Section 6(f) shall contain a purchase right or an option-like exercise feature.

(g)   General.

(i)Consideration for Awards.  Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

(ii)Awards May Be Granted Separately or Together.  Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate.  Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)Forms of Payment under Awards.  Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities (but excluding promissory notes), other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee.  Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

(iv)Limits on Transfer of Awards.  Except as otherwise provided by the Committee in its discretion and subject to such additional terms and conditions as it determines, no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) and no right under any such Award shall be assignable or transferable by a Participant other than by will or by the laws of descent and distribution, and no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.  Where the Committee does permit the transfer of an Award other than a fully vested and unrestricted Share, such permitted transfer shall be for no value and in accordance with the rules of Form S-8.  The Committee may also establish procedures as it deems appropriate for a Participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant's death.

(v)Restrictions; Securities Exchange Listing.  All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions.  The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

(vi)Prohibition on Option and Stock Appreciation Right Repricing. Except as provided in Section 4(c) hereof, the Committee may not, without prior approval of the Company's stockholders, seek to effect any re-pricing of any previously granted, "underwater" Option or Stock Appreciation Right by:  (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price; or (B) Restricted Stock, Restricted Stock Units, Performance Award or Other Stock-Based Award in exchange; or (iii) cancelling or repurchasing the underwater Option or Stock Appreciation Right for cash or other securities.  An Option or Stock Appreciation Right will be deemed to be "underwater" at any time when the Fair Market Value of the Shares covered by such Award is less than the exercise price of the Award.  Disinterested Shareholder approval will be obtained for any reduction in the exercise price if the Optionee is an Insider of the Company at the time of the proposed amendment.

(vii)Section 409A Provisions.  Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes "deferred compensation" to a Participant under Section 409A and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a change in control or due to the Participant's disability or "separation from service" (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such change in control event, disability or separation from service meet the definition of a change in control event, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise.  Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six months after the date of the Specified Employee's separation from service (or if earlier, upon the Specified Employee's death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise.

(viii)Acceleration of Vesting or Exercisability.  No Award Agreement shall accelerate the exercisability of any Award or the lapse of restrictions relating to any Award in connection with a change-in-control event unless such acceleration occurs upon the consummation of (or effective immediately prior to the consummation of, provided that the consummation subsequently occurs) such change-in-control event.

Section 7.   Amendment and Termination; Corrections

(a)   Amendments to the Plan and Awards.  The Board may from time to time amend, suspend or terminate this Plan, and the Committee may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may, (except as expressly provided in the Plan) materially and adversely alter or impair the terms or conditions of the Award previously granted to a Participant under this Plan without the written consent of the Participant or holder thereof.  Any amendment to this Plan, or to the terms of any Award previously granted, is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange.  For greater certainty and without limiting the foregoing, the Board may amend, suspend, terminate or discontinue the Plan, and the Committee may amend or alter any previously granted Award, as applicable, without obtaining the approval of stockholders of the Company in order to:

(i)amend the eligibility for, and limitations or conditions imposed upon, participation in the Plan;

(ii)amend any terms relating to the granting or exercise of Awards, including but not limited to terms relating to the amount and payment of the exercise price, or the vesting, expiry, assignment or adjustment of Awards, or otherwise waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively;

(iii)make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange (including amendments to Awards necessary or desirable to avoid any adverse tax results under Section 409A, and no action taken to comply with Section 409A shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof); or

(iv)amend any terms relating to the administration of the Plan, including the terms of any administrative guidelines or other rules related to the Plan.

For greater certainty, prior approval of the stockholders of the Company shall be required for any amendment to the Plan or an Award that would:

(i)require stockholder approval under the rules or regulations of the Securities and Exchange Commission, the TSX Venture Exchange or any other securities exchange that are applicable to the Company;

(ii)increase the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;

(iii)increase the number of shares or value subject to the limitations contained in Section 4(d) of the Plan;

(iv)permit repricing of Options or Stock Appreciation Rights, which is currently prohibited by Section 6(g)(vi) of the Plan;

(v)permit the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Section 6(a)(i) and Section 6(b) of the Plan; or

(vi)increase the maximum term permitted for Options and Stock Appreciation Rights as specified in Section 6(a)(ii) and Section 6(b).

(b)   Corporate Transactions.  In the event of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event), the Committee or the Board may, in its sole discretion, provide for any of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs), and no action taken under this Section 7(b) shall be deemed to impair or otherwise adversely alter the rights of any holder of an Award or beneficiary thereof:

(i)either (A) termination of the Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the Award or realization of the Participant's rights (and, for the avoidance of doubt, if, as of the date of the occurrence of the transaction or event described in this Section 7(b)(i)(A), the Committee or the Board determines in good faith that no amount would have been attained upon the exercise of the Award or realization of the Participant's rights, then the Award may be terminated by the Company without any payment) or (B) the replacement of the Award with other rights or property selected by the Committee or the Board, in its sole discretion;

(ii)that the Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)that, subject to Section 6(g)(viii), the Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the applicable Award Agreement; or

(iv)that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event.

(c)   Correction of Defects, Omissions and Inconsistencies.

The Committee may, without prior approval of the stockholders of the Company,  correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8. Income Tax Withholding

In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant.  In order to assist a Participant in paying all or a portion of the applicable taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (subject to any limitations required by ASC Topic 718 to avoid adverse accounting treatment) or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes.  The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 9. General Provisions

(a)   No Rights to Awards.  No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan.  The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b)   Award Agreements.  No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been signed by the Participant (if requested by the Company), or until such Award Agreement is delivered and accepted through an electronic medium in accordance with procedures established by the Company.  An Award Agreement need not be signed by a representative of the Company unless required by the Committee.  Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(c)   Plan Provisions Control.  In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

(d)   No Rights of Stockholders.  Except with respect to Shares issued under Awards (and subject to such conditions as the Committee may impose on such Awards pursuant to Section 6(c)(i) or Section 6(e)), neither a Participant nor the Participant's legal representative shall be, or have any of the rights and privileges of, a shareholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued.

(e)   No Limit on Other Compensation Arrangements.  Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.

(f)   No Right to Employment.  The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant's employment at any time, with or without cause, in accordance with applicable law.  In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.  Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate.  Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise.  By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

(g)   Governing Law.  The internal law, and not the law of conflicts, of the State of Idaho shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.

(h)   Severability.  If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(i)   No Trust or Fund Created.  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person.  To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(j)   Other Benefits.  No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant's compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan.

(k) No Fractional Shares.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

(l)   Headings.  Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference.  Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10.   Clawback or Recoupment

All Awards under this Plan shall be subject to forfeiture or other penalties pursuant to any Company clawback policy, as may be adopted or amended from time to time, and such forfeiture and/or penalty conditions or provisions as determined by the Committee.

Section 11.   Effective Date of the Plan

The Plan was adopted by the Board on [DATE], 2018.  The Plan shall be subject to approval by the stockholders of the Company at the annual meeting of stockholders of the Company to be held on [DATE], 2018, and the Plan shall be effective as of the date of such shareholder approval.  On and after stockholder approval of the Plan, no awards shall be granted under the Prior Stock Plan, but all outstanding awards previously granted under the Prior Stock Plan shall remain outstanding and subject to the terms of the Prior Plan.

Section 12.   Term of the Plan

No Award shall be granted under the Plan, and the Plan shall terminate, on [DATE], 2028 or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

APPENDIX C

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CERTIFICATE OF AMENDMENT
TO THE
CERTIFICATE OF INCORPORATION
OF
TIMBERLINE RESOURCES CORP.

Timberline Resources Corp. (the “Corporation”), a corporation duly organized and existing under the Delaware General Corporation Law (the “DGCL”), does hereby certify that:

First.  The amendment to the Corporation’s Certificate of Incorporation, as amended, set forth below was duly adopted by the Board of Directors at a meeting in accordance with the provisions of Section 242 of the DGCL and was approved by the stockholders at a special meeting of the Corporation’s stockholders, duly called and held upon notice in accordance with Section 222 of the DGCL, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

Second.   “Article V – Authorized Capital” of the Certificate of Incorporation is hereby amended to read as follows:

“The authorized capital stock of the Corporation shall consist of two classes of stock, designated as Common Stock and Preferred Stock.

The total number of shares of Common Stock that the Corporation will have authority to issue is 500,000,000 (Five Hundred Million). The shares shall have $0.001 par value. All of the Common Stock authorized herein shall have equal voting rights and powers without restrictions in preference.

The total number of shares of Preferred Stock that the Corporation will have authority to issue is 10,000,000 (Ten Million). The Preferred Stock shall have $0.01 par value. The Preferred Stock shall be entitled to preference over the Common Stock with respect to the distributions of assets of the corporations in the event of liquidation, dissolution, or winding up of the Corporation, whether voluntarily or involuntarily, or in the event of any other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs. Shares of Preferred Stock of the Corporation may be issued from time to time in one or more series, each of which series shall have such distinctive designation or title and such number of shares as shall be fixed by the Board of Directors prior to the issuance of any shares thereof.

Each such series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue of such series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in it. The Board of Directors is further authorized to increase or decrease (but not below the number of shares then outstanding) the number of shares of any series of Preferred Stock subsequent to the issuance of shares of that series. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status of which they had prior to the adoption of the resolution originally fixing the number of shares of such series.”

Third.  Except as herein amended, the Corporation’s Certificate of Incorporation, as amended, shall remain in full force and effect.

Fourth.  The Effective Time of this Amendment will be [    ] at 12:01 a.m. Eastern Time.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by a duly authorized officer on this [    ] day of [           ], 2021.

TIMBERLINE RESOURCES CORP.

By:

Its:

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